SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to 240.14a-12

                                NORTH BAY BANCORP
        ________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

        ________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)       Title of each class of securities to which transaction applies:

        ________________________________________________________________________
        2)       Aggregate number of securities to which transaction applies:

        ________________________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________
        4)       Proposed maximum aggregate value of transaction:

        ________________________________________________________________________
        5)       Total fee paid:

        ________________________________________________________________________

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

        1)       Amount Previously Paid:

        ________________________________________________________________________
        2)       Form, Schedule or Registration Statement No.:

        ________________________________________________________________________
        3)       Filing Party:

        ________________________________________________________________________
        4)       Date Filed:
        ________________________________________________________________________

Dear North Bay Bancorp Shareholder:

Due  to  a  production   error,  the  Notice  of  Meeting/Proxy   Statement  has
misinformation on page 40. We sincerely apologize for this error and include along with the Notice, a replacement page 40.

Also due to production delays, the Notice of Meeting/Proxy Statement will be first mailed to shareholders on or about April 20, 2006 rather than April 10, 2006 as indicated on page 5 of the Proxy Statement.

As a result, the section entitled "SHAREHOLDER PROPOSALS" on page 51 of the Proxy Statement is amended in full as follows:

"SHAREHOLDER PROPOSALS

The 2007 Annual Meeting of Shareholders will be held on May 10, 2007. December 21, 2006, is the date by which shareholder proposals intended to be presented at the 2007 Annual Meeting must be received by management of the Company at its principal executive office for inclusion in the Company's 2007 proxy statement and form of proxy relating to that meeting. Additionally, with respect to any proposal by shareholders not submitted for inclusion in the Bank's Proxy Statement, if notice of the proposal is not received by March 8, 2007, the notice will be considered untimely, and the Company's proxy holders will have discretionary authority to vote on the proposal."

Sincerely,

North Bay Bancorp

                      NOTICE OF THE SEVENTH ANNUAL MEETING
                               OF SHAREHOLDERS OF
                                NORTH BAY BANCORP


TO THE SHAREHOLDERS OF NORTH BAY BANCORP:


     NOTICE IS HEREBY GIVEN that the Seventh Annual Meeting of the Shareholders of North Bay Bancorp will be held at Copia, 500 First Street, Napa, California, 94559, on Thursday, May 17, 2006, at 7:00 p.m. to consider and act on:


(1) Election of Class B Directors. The Board of Directors intends at this time to present the following nominees for election as Class B Directors to serve a three year term expiring at the 2009 Annual Meeting of
     Shareholders:

           Fred J. Hearn          Thomas F. Malloy        Thomas Shelton

          Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations will be made in writing and will be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days' notice of the meeting is given to shareholders, the notice of intention to nominate will be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of the meeting is sent by third class mail as permitted by Section 6 of the Company's Bylaws, no notice of intention to make nominations will be required. The notification will contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for that nominee. A copy of this paragraph will be set forth in a notice to shareholders of any meeting at which directors are to be elected.

(2) Approval of the North Bay Bancorp Amended and Restated 2002 Incentive Compensation Plan. The shareholders will be asked to approve the Amended and Restated North Bay Bancorp 2002 Incentive Compensation Plan (formerly the North Bay Bancorp 2002 Stock Option Plan).

(3) Ratification of the Selection of KPMG LLP. The shareholders will be asked to ratify the Audit Committee's selection of KPMG LLP, independent certified public accountants, as the independent auditors of North Bay Bancorp for the year ending December 31, 2006.

Other Business. The shareholders will consider and act on any other business as may properly be brought before the meeting.

Shareholders of record at the close of business on March 22, 2006 are entitled to notice of, and to vote at, the Annual Meeting. Every shareholder is invited to attend the Annual Meeting in person or by proxy. If you do not expect to be present at the Meeting, you are requested to complete and return the accompanying proxy form in the envelope provided. Any shareholder present at the Annual Meeting may vote personally on all matters brought before the Meeting, and in that event your proxy will not be used.


Dated:  April 10, 2006
                                              /s/  Wyman G. Smith
                                              -------------------
                                              Wyman G. Smith
                                              Corporate Secretary


         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND
               RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE
                      IN THE ENCLOSED POSTAGE PAID ENVELOPE

                                 PROXY STATEMENT
                                     FOR THE
                     SEVENTH ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                NORTH BAY BANCORP
                          1190 AIRPORT ROAD, SUITE 101
                             NAPA, CALIFORNIA 94558
                                 (707) 257-8585

                 To Be Held Thursday, May 17, 2006 at 7:00 p.m.
               at Copia, 500 First Street, Napa, California, 94559
                       ___________________________________

                                TABLE OF CONTENTS

GENERAL INFORMATION FOR SHAREHOLDERS.........................................................................5
PRINCIPAL SHAREHOLDERS.......................................................................................7
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING...............................................................8
PROPOSAL NO. 1. - ELECTION OF CLASS B DIRECTORS..............................................................8
    Management of the Company................................................................................9
    COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS.......................................................14
    Audit Committee.........................................................................................14
    Compensation Committee..................................................................................16
    Compensation Committee Interlocks and Insider Participation in Compensation Decisions...................18
    Shareholder Return on Performance Graph.................................................................18
    Nominating and Governance Committee.....................................................................19
COMMUNICATION BY SECURITY HOLDERS WITH THE  BOARD OF DIRECTORS..............................................21
SECURITY OWNERSHIP OF MANAGEMENT............................................................................22
EXECUTIVE COMPENSATION......................................................................................27
    Summary Executive Compensation Table....................................................................27
    Option Grants and Exercises.............................................................................29
    Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values...............................30
    Long Term Incentive Plans - Awards in Last Fiscal Year..................................................31
    Employment Agreement and Termination of Employment and Change of Control Arrangements...................31
    Incentive Plan..........................................................................................34
    Executive Officer Supplemental Executive Retirement Plan................................................34
    Compensation of Directors...............................................................................34
OTHER INFORMATION REGARDING MANAGEMENT......................................................................37
    Management Indebtedness.................................................................................37
    Certain Business Relationships..........................................................................37
    Reports of Changes in Beneficial Ownership..............................................................37
PROPOSAL NO. 2..............................................................................................38
APPROVAL OF THE AMENDED AND RESTATED NORTH BAY BANCORP 2002 INCENTIVE COMPENSATION PLAN.....................38
    Background..............................................................................................38
    The Original Plan.......................................................................................38
    The Proposed Amended and Restated Plan..................................................................38
    Description of the Amended and Restated Plan............................................................39
    Required Vote and Recommendation........................................................................49
PROPOSAL NO. 3  - RATIFICATION OF INDEPENDENT AUDITORS......................................................50
    Audit Fees..............................................................................................50
    Audit Committee's Pre-Approval Policies and Procedures..................................................50
    Required Vote and Recommendation........................................................................51
AVAILABILITY OF FORM 10-K...................................................................................51
SHAREHOLDER PROPOSALS.......................................................................................51
OTHER MATTERS...............................................................................................51
EXHIBIT A..................................................................................................A-1

                      GENERAL INFORMATION FOR SHAREHOLDERS


The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of North Bay Bancorp ("the Company" or "North Bay") for use at the Seventh Annual Meeting of Shareholders to be held at Copia, 500 First Street, Napa, California, 94559, on Thursday, May 17, 2006, at 7:00 p.m. Only shareholders of record at the close of business on March 22, 2006 , (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 3,925,000 shares of its Common Stock, all of which will be entitled to vote at the Annual Meeting and any adjournments of the Annual Meeting. This proxy statement will be first mailed to shareholders on or about April 10, 2006.

As many of the Company's shareholders are not expected to personally attend the Annual Meeting, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by a duly executed proxy in the accompanying form, received by the Board of Directors prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder executing and delivering the enclosed proxy may revoke the proxy at any time prior to exercise of the authority granted by the proxy by:

     o filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date; or

     o    attending the meeting and voting in person.

A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted.

If a shareholder specifies a choice with respect to any matter on the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by the proxy will be voted in favor of election of the nominees specified and in favor of the specified proposals.

Each shareholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting. As a result of an amendment to Bylaws approved at the Company's 2003 Annual Meeting of Shareholders, cumulative voting on the election of directors has been eliminated

The proxy  committee  is  composed  of two  officers  of the  Company,  Terry L.
Robinson and Wyman G. Smith, who will vote all shares of Common Stock represented by the proxies. However, the proxy committee cannot vote the shares of the shareholder unless the shareholder signs and returns a proxy card. Proxy cards also confer upon the proxy committee discretionary authority to vote the shares represented by the proxy cards on any matter that was not known at the time this Proxy Statement was mailed, which may properly be presented for action at the Annual Meeting including a motion to adjourn, and with respect to procedural matters pertaining to the conduct of the Annual Meeting. The total expense of management soliciting proxies will be borne by the Company. While proxies are normally solicited by mail, proxies may also be directly solicited by officers, directors and employees of the Company. The officers, directors and employees will not be compensated for this service beyond normal compensation to them.

The voting of proxies will be tabulated by a representative of Registrar and Transfer Company, which has been appointed as the Company's independent inspector of election. The inspector of election will be present at the meeting in order to tabulate the voting of any proxies returned and ballots cast at that time. Except as required by law, the vote indicated on each individual proxy card and ballot will be held confidential.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and have the effect of a vote "against" the proposals.

If you hold your shares in street name and do not provide voting instructions to your broker, your broker cannot vote your shares on any proposal on which your broker does not have discretionary authority to vote. This is called a broker non-vote. Broker non-votes will not be counted in tabulations of votes cast on proposals. Brokers may vote in their discretion on routine matters. Under Nasdaq rules, the election of directors and the ratification of auditors are routine matters. If you do not vote your shares held in street name, your broker has authority to vote on your behalf on these matters.

A copy of the Annual Report of the Company for the fiscal year ended December 31, 2005, accompanies this Proxy Statement. Additional copies of the Annual Report are available upon request to Wyman G. Smith, Corporate Secretary of the Company.

PRINCIPAL SHAREHOLDERS

As of March 22, 2006, no persons known by the Company beneficially owned more than five percent (5%) of the outstanding Common Stock.(1)












------------------------------
(1) In computing the percentage of outstanding Common Stock owned beneficially, the number of shares beneficially owned is divided by the number of outstanding shares on the Record Date after giving effect to stock dividends declared through March 31, 2006.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING


PROPOSAL NO. 1. - ELECTION OF CLASS B DIRECTORS

It is intended to elect three (3) nominees as Class B Directors of the Company to serve a three year term expiring at the 2009 Annual Meeting of Shareholders. All of the nominees are present members of the Board of Directors of the Company. If any nominee should refuse or be unable to serve, the proxies will be voted for any person the Board of Directors may designate to replace that nominee. The Board presently has no knowledge that any of the nominees will refuse or be unable to serve. The nominees (up to the number of directors to be elected) receiving the highest number of votes are elected.

As the result of a Bylaw amendment approved at the 2003 Annual Meeting of Shareholders, the Board of Directors has been classified into three (3) classes
- Class "A", "B" and "C", respectively. The current term of office of the incumbent Class A directors expires at the 2008 Annual Meeting of shareholders, the current term of the incumbent Class B directors will expire at the 2006 Annual Meeting of Shareholders, and the current term of the incumbent Class C directors will expire at the 2007 Annual Meeting of Shareholders.

As part of the continuing effort to stream line the corporate structure and to improve corporate governance, the Board, pursuant to authority granted by the Company's Bylaws, has decreased the exact number of directors from sixteen (16) to eleven (11) and reset the number of directors in each class. In furtherance of this objective, three (3) Class B directors and two (2) Class A directors have voluntarily resigned effective as of the 2006 Annual Meeting of Shareholders. In addition, the number of directors has been reset in Class A to four (4) and Class B to three (3). The number of directors in Class C remains at four (4). Assuming the three (3) nominees for Class B Directors are elected, following the 2006 Annual Meeting of Shareholders the classes of directors, and their members, will be \ structured as follows:

Class A:    Thomas N. Gavin,  Stephen  Spencer,  Denise  Suikhonen  and James E.
            Tidgewell

Class B:    Fred J. Hearn, Thomas F. Malloy and Thomas Shelton

Class C:    David B.  Gaw,  Conrad  W.  Hewitt,  Richard  S.  Long and  Terry L.
            Robinson

At this and subsequent annual meetings of shareholders, the number of directors to be elected will equal the number of directors with terms expiring at that annual meeting and the directors elected will be elected for a term of three (3) years, subject to the power of the Board of Directors, in its discretion, to increase or decrease the number of directors.

All nominees for Class B director  are  independent  directors as defined by the
rules  of  the  National  Association  of  Securities  Dealers,   Inc.  and  are
non-management directors.

The Board of Directors may increase or decrease the number of directors in one or more classes as may be appropriate whenever it increases or decreases the number of directors to constitute the full Board of Directors in order to ensure that the three classes shall be as nearly equal in number of directors as practicable. A director will hold office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Management of the Company

Information is provided below regarding the individual nominees and all other directors of the Company, as well as regarding the executive officers of the Company. Executive officers serve on an annual basis and must be selected by the Board of Directors annually pursuant to the Bylaws of the Company.(2)

The ages stated are as of March 22, 2006. All directors are also directors of The Vintage Bank. In January 2005, Solano Bank merged with and into The Vintage Bank.

Susan C. Fonseca, age 51, is Senior Vice President, Human Resources of North Bay. From 1990 until joining North Bay in 2002, Ms. Fonseca was employed by Wells Fargo Bank, serving as Vice President and Human Resources Manager from 1995 to 2002 and as Personnel Officer from 1990 to 1995. From 1988-1990, she was Employee Benefits Coordinator for Buffums Department Stores. Ms. Fonseca graduated from Kent State University with a B.A. degree in Spanish and Latin American Studies.

Thomas N. Gavin (Class A), age 53, has served as a Director of North Bay since 2004 and was a director and Chairman of the Board of Solano Bank. Mr. Gavin is 50% owner of Gavin & Schreiner, a general partnership, a benefit planning company started in 1985. He is also an insurance agent for New York Life, where he has been affiliated for over twenty-seven years. Mr. Gavin earned his Associate of Arts degree from Solano Community College and a B.A. in Sociology from the University of California at Davis. He completed his insurance agent education and was awarded his CLU from American College. He also holds a Chartered Financial Consultant degree from American College. Mr. Gavin has been active in professional and local civic and social organizations, including the Benicia Rotary Club (President 1994-1995), the Benicia Chamber of Commerce (President 1987); St. Patrick -St. Vincent High School Board of Regents
(President  1996);  and  the  Benicia  Mainstreet  Program  Board  of  Directors
(President 1988). He is also a former member of the Sutter-Solano Hospital Foundation Board and the Board of Directors for St. Dominic's Church in Benicia, where he has also coached basketball and softball for PAL.

David B. Gaw (Class C), age 60, has served as a Director of North Bay since 1999 and is Chairman of the Board of North Bay and a former Chairman of the Board of The Vintage Bank where he has served as a director since 1984. He is a former director of Solono Bank. Mr. Gaw has been engaged in the practice of law in Napa and Solano Counties for more than thirty-four years and is one of the founding members of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation with offices in Napa, St. Helena, Fairfield, Vacaville and Redlands. Mr. Gaw is certified by the California State Board of Legal Specialization in

-------------------------------
     (2) As used throughout the Proxy Statement, the term "Executive Officer" means the President and Chief Executive Officer; Executive Vice President/Credit Administrator; Executive Vice President/Chief Financial Officer; Executive Vice President/Chief Operating Officer; Corporate Secretary; Senior Vice President/Compliance and Risk Manager; Senior Vice President/Human Resources of North Bay; the President of Solano Bank, a Division of The Vintage Bank; and the President of The Vintage Bank.

Probate, Estate Planning, and Trust Law, and a Certified Elder Law Attorney by the National Elder Law Foundation. Mr. Gaw has served as President of the Napa County Bar Association. He is a member of The Queen of the Valley Hospital Foundation Board of Trustees and is a member of Boards of Directors of the Solano Community Foundation, and the North Bay Health Care Group. North Bay, Solano Bank and The Vintage Bank have retained the legal services of Mr. Gaw's law firm since their organization and North Bay and The Vintage Bank expect to retain the firm's services in 2006.

Fred J. Hearn, Jr. (Class B), age 52, has served as a Director of North Bay since 2000 and is a former director of Solano Bank. Mr. Hearn is the CEO and Chairman of the Board of Napa Pacific, Inc., the parent company of Hearn Pacific, Inc. and James Nolan Construction, both of which are general contracting companies. He is also a member in Pacific Valley Development Company and, until this year, CEO of Pacific Concrete Construction Company, Inc. Mr. Hearn is an active member of the Vacaville Chambers of Commerce, and is a member of the founders club of the Solano Community Foundation. He has also served on the Notre Dame Parochial School Board as secretary and vice president. Mr. Hearn is presently serving on the Board of Directors of the Vacaville Public Education Foundation.

Conrad W. Hewitt (Class C), age 69, has served as director of North Bay since 1999 and is a retired consultant. He is also a director for Varian, Inc. and is Chairman of the Audit Committee and a member of the Compensation and Nominating and Governance Committees. Mr. Hewitt is a Trustee of the Kalmanovitz Charitable Foundation. Also, he is a director of S&P Company and a director of Pabst Brewing Company. He also serves as Chairman of the Pabst Brewing Company Audit and Compensation Committees. He is also an advisory director for Private Capital Corporation. Mr. Hewitt served as Superintendent of Banks and Commissioner, Department of Financial Institutions, State of California from 1995 to 1998. Prior to 1995, Mr. Hewitt was the Managing Partner, North Bay Area, of Ernst & Young and was employed by Ernst & Young for thirty-three years until his retirement. Mr. Hewitt is a Certified Public Accountant. Mr. Hewitt received a B.S. in Finance and Economics from the University of Illinois and did post-graduate work at the University of Southern California.

Richard S. Long (Class C), age 61, has served as a director of North Bay since 1999. He presently serves as Chief Executive Officer of Regulus Group, LLC. Mr. Long has over thirty years of entrepreneurial and executive management experience. Regulus is a remittance processor for major banks and corporations with over ten locations in the United States. In 1998 Mr. Long sold his company, Quantum Information Corporation, to Regulus. Quantum, which has now been merged into Regulus, is an information distribution management company that outsources the processing, printing and distribution of time critical financial documents. Prior to Quantum, Mr. Long spent seventeen years in the industrial gas and equipment business. Starting in sales and moving through management to CEO and owner of Bayox, Inc., which he sold to Union Carbide Corporation in 1983. Mr. Long then bought out the investment group that started Boboli and subsequently sold the United States and Canadian segments of this business to General Foods in 1988. The international segment of this business was sold in 1995.

Thomas F. Malloy (Class B), age 63, has served as a director of North Bay since 1999 and is a past Chairman of the Board of North Bay and of the Board of The Vintage Bank, where he has served as a director since 1984. He is an insurance broker and a retired Member of Malloy Imrie & Vasconi Insurance Services LLC with offices in Napa and St. Helena. He is also a member of MMV Building LLC. Mr. Malloy is a member and Past President of the Napa County Independent Insurance Agents Association and Past President of the Napa Active 20-30 Club. Mr. Malloy received a B.S. degree in business from Santa Clara University.

Kathi Metro, age 51, is the Executive Vice President and Credit Administrator of North Bay and Executive Vice President and Credit Administrator of The Vintage Bank. She was employed by The Vintage Bank from 1985 to 2000. Prior to becoming employed by The Vintage Bank, Ms. Metro was an Assistant Vice President and Branch Manager of Napa Valley Bank. She is currently a member of the Board of Directors of the North Napa Rotary Club, serves on the Board of Directors of the Napa Valley College Foundation, and is a member of the California Bankers Association Real Estate Legislation Committee. Ms. Metro is also a Director and Audit Committee Chair of SAFE BIDCO, a state assisted fund for enterprise, business, and industrial development. Ms. Metro is a 1993 graduate of the Graduate School of Banking, Pacific Coast Banking School, University of Washington.

John A. Nerland, age 41, is President of Solano Bank, a division of The Vintage Bank. Prior to his employment with Solano Bank, Mr. Nerland was a Region Manager at Civic Bank of Commerce. Mr. Nerland also held various positions with WestAmerica Bank, including, Regional Vice President of WestAmerica's San Rafael Region. Mr. Nerland currently sits on the boards of Sutter-Solano Hospital Foundation, Vacaville Museum, and Solano Economic Development Corporation. He is currently Chairman of the Vacaville Chamber of Commerce, a member of the Board of Directors of the Vacaville Rotary Club, and a member of the Vacaville Noon Rotary Club. Mr. Nerland received his B.S. in Finance from Arizona State University and an M.B.A. from San Francisco State University.

Patrick E. Phelan, age 41, is Executive Vice President and Chief Financial Officer of North Bay and The Vintage Bank. Prior to joining North Bay in 2005, Mr. Phelan previously worked from January 2002 through January 2004 as Executive Vice President and Chief Financial Officer and served as a member of the Board of Directors of Business Bank of California, and from December 1998 through December 2001 as Executive Vice President and Chief Financial Officer and served as a member of the Board of Directors of Metro Commerce Bank. From 2004 until joining the Company, Mr. Phelan was been a bank consultant, private investor, and a proposed Board member for a Northern California bank in organization.

Virginia M. Robbins, age 44, is Executive Vice President of North Bay and The Vintage Bank. Before joining North Bay in 2006, Ms. Robbins was a consultant with Nelnet, Inc. from October 2005 - January 2006 and Managing Director and Chief Information and Operations Officer of Chela Education Financing, Inc. from March 2002 to October 2005; both companies are engaged in the student loan business. From June 1999 to March 2003, she was Chief Information Officer and Executive Vice President of Civicbank of Commerce and from February 1997 to August 1999 was Vice President and Chief Information Officer of Medamerica, Inc., a physician practice management company. From April 1994 to February 1997, Ms. Robbins was Senior Vice President and Manager, Information Services and Human Resources for Civicbank of Commerce and from June 1989 to March 1994 was Assistant Vice President and Manager, Technical Services of The Pacific Bank, NA.

Ms. Robbins holds a Bachelors of Arts degree in mathematics and economics from Boston University and a Master of Business Administration degree from St. Mary's College, Moraga, California.

Terry L. Robinson (Class C), age 58, is President and Chief Executive Officer and a Director of North Bay. He is also a Director and Chief Executive Officer of The Vintage Bank and was a Director of Solano Bank. He was employed by The Vintage Bank beginning in 1988. Mr. Robinson is a past president of the Western Independent Bankers. Prior to joining The Vintage Bank, Mr. Robinson served as Executive Vice President and a member of the Board of Directors of American Bank of Commerce in Boise, Idaho. Mr. Robinson is a past founding director the Community Foundation of Napa Valley and was Co-Chair of the Napa Boys and Girls Club capital campaign. He currently serves as a member of the Queen of the Valley Hospital Foundation Board of Trustees. He is also a director of Idaho First Bank. Mr. Robinson holds a B.S. in Business and Accounting from the University of Idaho and a M.B.A. in finance from U.C. Berkeley.

Stephanie Rode, age 45, is Senior Vice President and Compliance/Risk Manager for The Vintage Bank. Ms. Rode joined the Company in 2002 with 22 years banking experience. Prior to her employment with The Vintage Bank, Ms. Rode served in Compliance, Operations and Project Management positions with Napa Valley Bank (later to become Westamerica Bank through acquisition) and Napa National Bank
(later to become Wells Fargo Bank through acquisition). She is an alumnus of Leadership Napa Valley. Ms. Rode is a graduate of American Banker's Association Graduate Compliance School and Bank Administration Institute's Graduate Audit Program.

Thomas Shelton (Class B), age 53, has served as a director of North Bay since 2004. He is the President & CEO of Joseph Phelps Vineyards in St. Helena, CA. He has played an active role in wine industry issues. He served on the Board of Directors of Napa Valley Vintners Association from 1996-2000 and served as President of the trade organization in 1999. As one of the founders of Free the Grapes, he has endorsed reform of the mandatory three-tier system of wine distribution in the United States. He has also served as a representative to the Board of Directors of the Wine Institute, and is active with the Coalition for Free Trade. He was appointed to the Napa County Watershed Oversight Committee and continues to serve on the board of the Napa County Watershed Center. He is a graduate of Wake Forest University with a Bachelor's Degree in Politics and he began his graduate studies in Political Science at the University of Maryland in 1975.

Wyman G. Smith, age 55, is Corporate Secretary of North Bay and The Vintage Bank and has served as such since the organization of each entity. He was also Corporate Secretary of Solano Bank. Mr. Smith has been engaged in the practice of law in Napa and Solano Counties for more than thirty years and is one of the senior members of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation, with offices in Napa, St. Helena, Fairfield, Vacaville and Redlands. Mr. Smith chairs the firm's business and real estate department and is a member of the American Bar Association business and banking law section and the State Bar of California business law section. Mr. Smith has served as president of the Napa County Bar Association. He is a former member of the Queen of the Valley Hospital Board of Trustees and past Chairman of the Board of Trustees. Mr. Smith is a former Trustee and President of the Queen of the Valley Hospital Foundation. He is a member and Past President of the Board of Directors of the Napa Valley Economic Development Corporation, in the past he served as a member of the Board of Directors of the Solano County Economic Development Corporation, and he is a member of the Rotary Club of Napa. North Bay Bancorp, The Vintage Bank and Solano Bank have retained the legal services of Mr. Smith's law firm since their organization and North Bay and The Vintage Bank expect to retain the firm's services in 2006.

Stephen Spencer (Class A), age 55, has served as a Director of North Bay since 2004 and is a former director of Solano Bank. Mr. Spencer oversees three companies. He has been President of Gateway Realty since 1981, President of Solano Property Management since 1987, and President and Founding Principal of Premier Commercial since 1995. He has been a licensed Real Estate Broker since 1977 and Attorney since 1979, and is a current member of the Solano Commercial Brokers. He is also Past President and Chair of numerous organizations, including Professional Standards Committee of the Northern Solano Association of Realtors, Solano Affordable Housing, Fairfield/Suisun Chamber of Commerce, etc. Mr. Spencer received his B.A. from Drake University and his J.D. from Western State University.

Denise Suihkonen (Class A), age 49, has served as a director of North Bay since 2004, is a former director of Solano Bank and past chairperson of the Solano Bank Board. She is a CPA and a partner in Suihkonen CPAs and Consultants LLP, located in Vacaville. She is active in the community, serving as a Housing and Redevelopment commissioner for the city of Vacaville and on the board of the Vacaville Soroptimist, Vacaville Police Activities League, and the Vacaville Chamber of Commerce.

Glen C. Terry, age 54, is the President of The Vintage Bank. Until April 1, 2002 he was President, Chief Executive Officer, Chief Credit Officer, and a Director of Solano Bank. Prior to the opening of Solano Bank, beginning in 1999, he served as Senior Vice President and Solano Region Manager of The Vintage Bank. Prior to being employed by Solano Bank, Mr. Terry was President of the Solano Region of Sierra West Bank, President & CEO of Napa Valley Bank, and previously held other positions at WestAmerica Bank. Mr. Terry has also worked with First Interstate Bank and Zions First National Bank. Mr. Terry is an alumnus of Leadership Santa Rosa and has served on the Santa Rosa Design Review Board, the Santa Rosa Chamber of Commerce and Clinic Ole. He is a member of the Boards of the Napa Chamber of Commerce, Junior Achievement of the Redwood Empire and Napa, and the Western Independent Bankers Association. Additionally, he is a Board member and Treasurer of the Community Foundation of Napa Valley and a Board member, Trustee, and Treasurer of the Queen of the Valley Hospital Foundation. Mr. Terry received a B.S. in Political Science from Utah State University and an M.B.A. from the University of Utah.

James E. Tidgewell (Class A), age 60, has served as a Director of North Bay since 1999 and is a former Chairman of the Board of The Vintage Bank, where he has served as a Director since 1988. He is a certified public accountant and partner in the accounting firm of G & J Seiberlich & Co LLP, with which he has been associated since 1976. Mr. Tidgewell received a B.S. degree in accounting from the University of Notre Dame in 1968 and thereafter spent approximately five years as an accountant with Price Waterhouse & Co. Mr. Tidgewell is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. He is a past president of the Napa Active 20-30 Club, a member of the Napa Rotary Club, a member of the Board of Trustees of Queen of the Valley Hospital, and an honorary member and past president of The Queen of the Valley Hospital Foundation Board of Trustees.

During 2005, the Company's Board of Directors met fourteen (14) times. All of the Directors of the Company standing for reelection attended more than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which she or he served.

No director of the Company holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940, except for Conrad W. Hewitt who is also a director of Varian, Inc. No director or executive officer of the Company has any family relations with any other director or executive officer of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Company has standing Audit, Compensation, and Nominating and Governance Committees.

Audit Committee

The Audit Committee, which, during 2005 consisted of Conrad Hewitt (Chair), Lauren Ackerman, John B. Anthony III, Thomas H. Lowenstein, and James E. Tidgewell, met twelve (12) times during the fiscal year ended December 31, 2005. The functions of the Audit Committee are to engage and oversee the Company's firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by the accountants and to evaluate the possible effect of that service on the independence of the Company's accountants. The Audit Committee also reviews internal controls and reporting procedures of the Bank's branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.

Each member of the Audit Committee is independent as defined by current rules of the National Association of Securities Dealers.


Financial Expert

The Board of Directors has determined that it has a financial expert serving on the Company's Audit Committee. The Audit Committee's financial expert is Director Conrad W. Hewitt. As mentioned above, as with all members of the Audit Committee, Mr. Hewitt is independent as defined by current rules of the National Association of Securities Dealers, Inc.

REPORT OF AUDIT COMMITTEE
-------------------------

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE WILL NOT BE INCORPORATED BY REFERENCE INTO ANY FILINGS AND WILL NOT OTHERWISE BE DEEMED FILED UNDER THOSE ACTS.

North Bay Bancorp (March 23, 2006)

The Audit Committee of the North Bay Bancorp Board of Directors (the "Audit Committee") oversees the Company's accounting and financial reporting process and the audits of the Company's financial statements, as further detailed in the Committee's Charter attached as Appendix A to this Proxy Statement. All members of the Audit Committee are independent directors as defined in the rules of the National Association of Securities Dealers, Inc., and are non-management directors. In 2005 the members of the Audit Committee were Conrad Hewitt (Chairman and financial expert), Lauren Ackerman, John B. Anthony III, Thomas H. Lowenstein, and James E. Tidgewell.

Management is responsible for the Company's internal controls and its financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee monitors and oversees these processes. The Audit Committee selects the Company's independent accountants and approves all non-audit services provided to the Company by its independent accountants.

In this context, the Audit Committee has met and held discussions with management and KPMG LLP. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG LLP. The Audit Committee discussed with KPMG LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

KPMG LLP also provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG LLP that firm's independence.

Based on the Audit Committee's discussion with management and KPMG LLP and the Audit Committee's review of the representation of management and the report of KPMG LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission.

The Audit Committee has also considered whether the provision of services by KPMG LLP not related to the audit of the financial statements referred to above and to the reviews of interim financial statements included in the Company's 10-Qs for the quarters ended March 31, June 30 and September 30, 2005, is compatible with maintaining KPMG LLP's independence.

Respectfully submitted by the Audit Committee,

Conrad Hewitt (Chair), Lauren Ackerman, John B. Anthony III, Thomas H. Lowenstein, and James E. Tidgewell

Compensation Committee

The Compensation Committee which during 2005 consisted of Richard S. Long (Chairman), Thomas N. Gavin, Thomas F. Malloy, and Stephen C. Spencer. The Compensation Committee seven (7) times during the fiscal year ended December 31, 2005. The principal functions of the Compensation Committee are, subject to approval of the Board of Directors, to establish personnel policies, set compensation for senior officers, establish employee benefit programs and review the performance of senior officers.

Each member of the compensation committee is independent as defined by current rules of the National Association of Securities Dealers, Inc.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
-------------------------------------------------------

North Bay Bancorp (March 7, 2006)

The Compensation Committee of the Board of Directors establishes and administers the Company's executive compensation programs. All members of the Committee are independent directors as defined in the rules of the National Association of Securities Dealers, Inc. and are non-management directors. In 2005 the members of the Committee were Richard S. Long (Chairman), Thomas N. Gavin, Thomas F. Malloy, and Stephen C. Spencer.

The goals of the Company's executive compensation programs are to:

     1.   Align executive compensation with shareholders interests;

     2.   Attract, retain, and motivate a highly competent executive team;

     3.   Link compensation to Company and individual performance;

     4.   Achieve a balance between short-term and long-term performance; and

     5.   Support the Company's strategic plan.

Executive Compensation Study: In connection with reviewing and approving CEO and other executive officer compensation for 2006 the Compensation Committee engaged an independent human resources consulting firm to perform an executive compensation study and analysis for the six mostly highly compensated officers of the Company. The purpose of the study was to evaluate base pay, short-term cash incentives, long-term equity incentives, and executive benefits and perquisites. The study was also intended to serve as a tool to help the Committee achieve the goals of the Company's executive compensation programs and evaluate internal pay equity within the Company.

CEO Compensation: The Compensation Committee reviews and approves all components of the CEO's compensation, including salary, incentive compensation, equity and long-term incentive compensation, accumulated realized and unrealized stock option gains, the dollar value to the CEO and the cost to the Company of all perquisites and other personal benefits, the projected payout obligations under the CEO's supplemental executive retirement plan and under potential severance and change-in-control scenarios, and all other compensation as described in the Executive Compensation section of this Proxy Statement. A spreadsheet setting forth all of the above components and affixing dollar amounts under the various payout scenarios was prepared and reviewed by the Committee. Based on this review and a subjective evaluation of performance and purposes, the Committee finds the CEO's compensation (and, in the case of severance and change-in-control scenarios, the potential payouts) in the aggregate to be reasonable and not excessive.

It should be noted that when the Committee considers any component of the CEO's total compensation, the aggregate amounts and mix of all the components, including accumulated (realized and unrealized) option gains are taken into consideration in the Committee's decisions. The CEO is not present during discussion or deliberation of his own compensation.

It is the Committee's policy to make compensation decisions in a two-step process. At the first Committee meeting during the year, the CEO's proposed compensation is presented, reviewed and analyzed in the context of all components of his total compensation. Members then have additional time between meetings to ask for additional information and to raise and further discuss questions. The discussion is then continued at a second Committee meeting, after which a vote is taken.

Other Executive Officer Compensation: The Committee reviews and approves recommendations of the Company's CEO for all elements of executive compensation. Salary adjustments are determined by a subjective evaluation of performance. No executive officer of the Company is present during discussion or deliberation of his or her own compensation.

Incentive Compensation: Approximately 30% to 40% of executive cash compensation is contingent upon Company performance and adjusted as appropriate for individual performance. Grants under the Company's stock option plan are designed to further strengthen the linkage between shareholder return and executive compensation. The Committee recommends and the independent directors of the Company annually determine targets for deposit and loan growth, revenues, earnings, efficiency ratio and return on equity to be used as the measurement points for decisions regarding executive compensation. Bonuses are awarded in amounts determined in accordance with an incentive plan recommended by the Committee and approved by the independent directors of the Company. The incentive plan relates the amount of bonuses paid to the performance of the Company and individual performance 32.8% of the CEO's compensation for 2005 was a result of a bonus awarded in accordance with the Company's performance.

Internal Pay Equity: In addition to periodically reviewing executive compensation in light of Company and individual performance, the Compensation Committee periodically compares all components of compensation of Company executive officers with compensation for comparable positions in the community banking industry for the purpose of evaluating the competitiveness of the Company's executive compensation and determining internal pay equity within the Company. The executive compensation study conducted by the independent human resources consulting firm was used for this purpose. In the process of reviewing each component of executive officer compensation separately, and in the aggregate, the Committee considers a spreadsheet showing internal pay equity within the Company. This spreadsheet shows the relationship between each senior management level of compensation within the Company (e.g., between the CEO, CFO, Executive VPs and Senior VPs). The comparison includes all components of compensation (as previously described), both individually and in the aggregate.

The Committee believes that the relative difference between CEO compensation and the compensation of the Company's other senior executives has not increased significantly over the years. Over the period reviewed, our CEO's total annual compensation as described in the Summary Executive Compensation Table in the Executive Compensation section of this Proxy Statement has been in the range of
1.4 times the compensation of the next highest paid executive officer.

Respectfully submitted by the Compensation Committee,

Richard S. Long, Chair, Thomas N. Gavin, Thomas F. Malloy and Stephen Spencer.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

There were no interlocking relationships where (a) an executive officer of North Bay or the Bank served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of North Bay or the Bank; (b) an executive officer served as a director of another entity, one of whose executive officers served on the Compensation Committee of North Bay or the Bank; or (c) an executive officer of North Bay or the Bank served as a member of the compensation committee of another entity, one of whose executive officers served as a director of North Bay or the Bank.

Shareholder Return on Performance Graph

The following graph compares changes in the value of $100 invested on January 1, 2000 in the Company's Common Stock, in the NASDAQ STOCK MARKET (U.S ) Index and in an industry index. The Company's current industry index is the SNL NASDAQ Bank Index.

                                North Bay Bancorp




                           [PERFORMANCE CHART OMITTED]





----------------------|----------|-----------|-------------------------|------------|---------
                      |          |           |     Period Ending       |            |
----------------------|----------|-----------|------------|------------|------------|----------
Index                 | 12/31/00 |  12/31/01 |   12/31/02 |  12/31/03  |  12/31/04  | 12/31/05
----------------------|----------|-----------|------------|------------|------------|----------
North Bay Bancorp     |   100.00 |    105.98 |     145.09 |    173.09  |    263.76  |   263.98
----------------------|----------|-----------|------------|------------|------------|----------
NASDAQ Composite      |   100.00 |     79.18 |      54.44 |     82.09  |     89.59  |    91.54
----------------------|----------|-----------|------------|------------|------------|----------
SNL NASDAQ Bank Index |   100.00 |    108.85 |     111.95 |    144.51  |    165.62  |   160.57
----------------------|----------|-----------|------------|------------|------------|----------

Nominating and Governance Committee

The Nominating and Governance Committee was established in January 2005 and consists of David B. Gaw, as chair, Fred W. Hearn, Richard S. Long, Thomas F. Malloy, and Connie Klimisch. The nominating committee met three (3) times during 2005. The principal functions of the Nominating and Governance Committee are to identify and review the qualifications of nominees for director and to recommend nominees to the Company's Board of Directors, receive and evaluate communications from shareholders to the Board of Directors, annually review the Committee's Charter and the Company's corporate governance guidelines, annually conduct an assessment of the Board/s performance, periodically assess individual director performance and the performance of the Chairman of the Board of Directors, annually report to the Board of Directors on director development and succession planning, and develop and recommend an education program for the directors of the Company. Each member of the Nominating and Governance Committee is independent as defined by current rules of the National Association of Securities Dealers, Inc.

For the 2006 annual election of directors the Board of Directors, as part of the continuing effort to streamline the corporate structure and to improve corporate governance, decreased the number of directors from sixteen (16) to eleven (11) and delegated the selection of the Company's nominees and the resetting of the directors in each class to a task force of independent directors (the "Task Force"). The Task Force consisted of David B. Gaw, as chair, Fred W. Hearn and Richard S. Long. For the 2006 annual election of directors the Task Force selected the three (3) nominees for Class B director listed in this Proxy Statement under PROPOSAL No. 1 - ELECTION OF DIRECTORS for election by the Shareholders. The Task Force reset the number of directors in each class by fixing the number of directors for Class A at four (4) directors, for Class B at three (3) and for Class C at four (4). In selecting the Company's nominees and the resetting of the directors in each class, the Task Force considered the minimum qualifications for nominees described in the Nominating and Governance Committee Charter.

The Nominating and Governance Committee has a charter, a current copy of which is available to shareholders on the Company's web-site. The Company's web-site is located at www.northbaybancorp.com.

The Nominating and Governance Committee will consider director candidates recommended by securities holders if the procedures contained in the Company's Bylaws are followed. These procedures are described in the NOTICE OF ANNUAL MEETING included with this Proxy Statement.

The Nominating and Governance Committee Charter contains a description of the minimum qualifications for Nominating and Governance Committee recommended nominees. The minimum qualifications are:

     o    high personal and professional integrity,

     o demonstrated exceptional analytical ability and judgment with an emphasis on strategic thinking,

     o    ability to read and understand fundamental financial statements,

     o genuine interest in serving the Company and willingness to commit sufficient time, and

     o    share ownership.

The Nominating and Governance Committee normally conducts an annual review of the skills and characteristics that should be reflected in the composition of the Board as a whole. For 2006 this review was delegated by the Board of
Directors to the Task Force. In the future the Nominating and Governance Committee will identify the desired skills and characteristics that are not presently reflected in the composition of the Board as a whole recognizing that the skills and characteristics of the members of the Board will change from time to time. The Nominating and Governance Committee will take into consideration any evaluation of the performance of the incumbent directors. The Nominating and Governance Committee will survey the Board and management of the Company for potential nominee recommendations and consider any shareholder-recommended nominees. Shareholder-recommended nominees and Nominating and Governance Committee nominees will be evaluated in the same manner including, but not limited to:

     o    examination of the curriculum vitae of nominees,

     o    interviews,

     o    background checks, and

     o    verification of references.

The Nominating and Governance Committee has authority to engage a third party to identify, or evaluate or assist in evaluating, potential nominees.

Insofar as the selection of the nominees for the 2006 annual election of directors was delegated by the Board Directors to the Task Force, the Nominating and Governance Committee did not engage a third party to perform any functions in connection with identifying or evaluating the nominees listed and identified in this Proxy Statement.

COMMUNICATION BY SECURITY HOLDERS WITH THE BOARD OF DIRECTORS

The Company's Board of Directors provides a process for shareholders to send communications to the Board of Directors. The manner in which shareholders can communicate with the Board of Directors and the Company's process for determining which communications will be relayed to the Board of Directors is available to shareholders on the Company's web-site. The Company's web-site is located at www.northbaybancorp.com.

Policy Regarding Director Attendance at Annual Meetings
-------------------------------------------------------

The Board of Directors has adopted a policy requiring all directors to attend annual meetings of shareholders. At the 2005 Annual Meeting of Shareholders fifteen (15) of the sixteen (16) incumbent directors were present.

SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information as of March 22, 2006 , pertaining to beneficial ownership of the Company's Common Stock by those persons nominated for election as directors and the Named Executive Officers listed in the Summary Executive Compensation Table, as well as with respect to all directors and executive officers as a group. The information contained in this table has been obtained from the Company's records or from information furnished directly by the individuals to the Company. The numbers in the column entitled "Number of Shares Beneficially Owned" reflect stock dividends declared through March 31, 2006.(3) The table should be read with the understanding that more than one person may be the beneficial owner of, or possess certain attributes of beneficial ownership with respect to, the same shares.




-------------------------------
(3) Upon the payment of a stock dividend, all unexercised stock options are automatically adjusted so that the aggregate purchase price and the fractional proportion of outstanding stock represented by the options remain unchanged.


                                                       Number of
                                                       Shares
                                                       Beneficially
Name                     Nature of Position            Owned             Ownership        Percent(4)
----                     ------------------            -----             ---------        ----------
Susan C. Fonseca         Senior Vice President,        14,517                5,6            0.37%
                         Human Resources of North
                         Bay

Thomas N. Gavin          Director of North Bay         18,269                5,7            0.46%
                         of  The Vintage Bank

David B. Gaw             Chairman of the Board         42,037                  8            1.07%
                         and Director of North
                         Bay and of The Vintage
                         Bank

Fred J. Hearn            Director of North Bay         26,497                5,9            0.67%
                         and The Vintage Bank

Conrad W. Hewitt         Director of North Bay         21,475               5,10            0.55%
                         and The Vintage Bank

Richard S. Long          Director of North Bay         43,927               5,11            1.12%
                         and The Vintage Bank

Thomas F. Malloy         Director of North Bay        125,723               5,12            3.20%
                         and The Vintage Bank


--------------------------------
(4) In computing the percentage of outstanding Common Stock owned beneficially by each director and executive officer, the number of shares beneficially owned has been divided by the number of outstanding shares on the Record Date after giving effect to stock dividends declared through March 31, 2006, and assuming options exercisable by the director and executive officer within 60 days have been exercised.


                                                       Number of
                                                       Shares
                                                       Beneficially
Name                     Nature of Position            Owned             Ownership        Percent(4)
----                     ------------------            -----             ---------        ----------
Kathi Metro              Executive V.P. and              29,078             5,13            0.74%
                         Credit Administrator of
                         North Bay and The
                         Vintage Bank

John A. Nerland          President of  Solano            24,021             5,14            0.74%
                         Bank, a Division of The
                         Vintage Bank

Terry L. Robinson        Director, President, and       176,930               15            4.50%
                         CEO of North Bay and CEO
                         and Director of The
                         Vintage Bank

Stephanie Rode           Senior Vice President            4,442               16            0.11%
                         and Compliance/Risk
                         Manager for The Vintage
                         Bank

Thomas Shelton           Director of North Bay            8,145             5,17            0.21%
                         and The Vintage Bank

Stephen Spencer          Director of North Bay           19,775             5,18            0.50%
                         and The Vintage Bank

Denise Suihkonen         Director of North Bay           18,277             5,19            0.46%
                         and The Vintage Bank

Glen C. Terry            President of The Vintage        13,138             5,20            0.33%
                         Bank

James E. Tidgewell       Director of North Bay           24,402             5,21            0.62%
                         and of The Vintage Bank


                                                       Number of
                                                       Shares
                                                       Beneficially
Name                     Nature of Position            Owned             Ownership        Percent(4)
----                     ------------------            -----             ---------        ----------
All Current Executive                                   655,216               22           16.02%
Officers and Directors as a
group (total of 19)


(5) Pursuant to California law, personal property held in the name of a married person may be community property as to which either spouse has the power and ability to manage and control in its entirety.

(6) Included in the total for Ms Fonseca 1,848 shares held by her spouse in the name of Michael J. Drinker IRA Rollover as to which Ms. Fonseca may indirectly have shared voting power. Also included in the total for Ms. Fonseca are 12,127 shares as to which Ms. Fonseca holds options exercisable as of May 22, 2006;

(7) Included in the total for Mr. Gavin are 1,365 shares held by NY Life Securities as custodian FBO Patrice M. Gavin as to which he may indirectly have shared voting power. Also included in the total for Mr. Gavin are 13,714 shares as to which Mr. Gavin holds an option exercisable as of May 22, 2006.

(8) Included in the total for Mr. Gaw are 34,221 shares held in the name of the Gaw Family Trust dated September 22, 1999, of which he is the trustee; 298 shares held as custodian for a minor under the California Uniform Transfers to Minors Act, and 3,253 shares held for the Gaw, Van Male, Smith, Myers & Miroglio Profit Sharing Plan of which Mr. Gaw is a trustee as to which he has shared voting power and as to which he disclaims beneficial ownership. Also included in the total for Mr. Gaw are 3,562 shares as to which Mr. Gaw holds an option exercisable as of May 22, 2006.

(9) Included in the total for Mr. Hearn are 10,557 shares held in the name of the Hearn Family Trust dated December 31, 1996 of which Mr. Hearn is a trustee and as to which he has shared voting power; 1,316 shares held by Diane E. Hearn as custodian for minors under the California Uniform Transfers to Minors Act as to which Mr. Hearn may have voting power; and 910 shares held in Joint Tenancy with Alma Haslett as to which he has shared voting power. Also included in the total for Mr. Hearn are 13,714 shares as to which Mr. Hearn holds an option exercisable as of May 22, 2006.

(10) Included in the total for Mr. Hewitt are 6,638 shares held in the name of the Conrad W. Hewitt 2001 Trust and 258 shares held as separate property by Mr. Hewitt's wife as to which he disclaims beneficial ownership. Also included in the total for Mr. Hewitt are 14,317 shares as to which Mr. Hewitt holds an option exercisable as of May 22, 2006.

(11) Included in the total for Mr. Long are 20,099 shares held in the Richard S. Long and Cynthia A. Long Trust dated September 15, 1993, of which Mr. Long is trustee; 945 shares held by Charles Schwab & Co. as custodian FBO Cynthia A. Long IRA dated 4/05/93 as to which Mr. Long may indirectly have shared voting power; and 14,317 shares as to which Mr. Long holds an option exercisable as of May 22, 2006.

(12) Included in the total for Mr. Malloy are 80,621 shares held in the name of the Malloy Family Trust dated August 31, 1990, of which he is a trustee and as to which he has shared voting power; and 38,117 shares held in the name of the Malloy Imrie & Vasconi Insurance Services LLC 401(k) Profit Sharing Plan of which he is not a trustee but may indirectly have shared voting power; and 3,562 shares as to which Mr. Malloy holds an option exercisable as of May 22, 2006.

(13) Included in the total for Ms. Metro are 3,796 shares as to which Ms. Metro holds options exercisable as of May 22, 2006. Also included are 164 shares held in an investment club partnership which Ms. Metro is a partner of and may have shared voting power.

(14) Included in the total for Mr. Nerland are 85 shares held in the name of the Nerland Trust dated October 5, 2000, of which Mr. Nerland is the trustee; and 14,661 shares as to which Mr. Nerland holds an option exercisable as of May 22, 2006.

(15) Included in the total for Mr. Robinson are 65,464 shares held in the name of Snake River Honey Co., Inc., of which he is a director and as to which he has shared voting power; and 10,874 shares as to which Mr. Robinson holds an option exercisable as of May 22, 2006.

(16) Included in the total for Ms. Rode are 4,031 shares as to which Ms. Rode holds an option exercisable as of May 22, 2006.

(17) Included in the total for Mr. Shelton are 5,993 shares as to which Mr. Shelton holds an option exercisable as of May 22, 2006.

(18) Included in the total for Mr. Spencer are 453 shares held in Joint Tenancy with Christina Spencer as to which he has shared voting power; 453 shares held in Joint Tenancy with Stephanie Spencer as to which he has shared voting power; 453 shares held in Joint Tenancy in the names of Haley Monson and Patricia Monson (Spencer) as to which he may indirectly have shared voting power; and 4,564 held in the name of Solano Gateway Realty, Inc. Profit Sharing Plan of which he is a trustee and as to which he has shared voting power. Also included in the total for Mr. Spencer are 13,714 shares as to which Mr. Spencer holds an option exercisable as of May 22, 2006.

(19) Included in the total for Ms. Suihkonen are 2,278 shares held by Edward D, Jones & Co. as custodian FBO Andrew T. Suihkonen IRA as to which Ms. Suihkonen may indirectly have shared voting power; and 7 shares held in Tenancy in Common with Kristen D. Suihkonen as to which she has shared voting power. Also included in the total for Ms. Suihkonen are 13,714 shares as to which Ms. Suihkonen holds an option exercisable as of May 22, 2006.

(20) Included in the total for Mr. Terry are 2,868 shares held by DLJ Investment Services Group FBO Shawna Terry IRA as to which he may indirectly have shared voting power. Also included in the total for Mr. Terry are 5,705 shares as to which Mr. Terry holds an option exercisable as of May 22, 2006.

(21) Included in the total for Mr. Tidgewell are 3,562 shares as to which Mr. Tidgewell holds an option exercisable as of May 18 2005.

(22) In computing the percentage of outstanding Common Stock owned beneficially by all Current Executive Officers and Directors as a group, it is assumed that those options granted to any member of the group which are exercisable within 60 days have been exercised and that therefore, the total number of outstanding shares of the class has been increased by 165,425, the number of shares subject to the exercisable options by all members of the group.

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table provides a summary of the compensation paid during each of the Company's last three completed fiscal years for services rendered in all capacities to Terry Robinson, the President and Chief Executive Officer of the Company and to Susan C. Fonseca, Kathi Metro, John A. Nerland, Stephanie Rode, and Glen C. Terry, the only other executive officers of the Company whose annual compensation exceeded $100,000 during 2005. (Mr. Robinson, Ms. Fonseca, Ms. Metro, Mr. Nerland, Ms. Rode and Mr. Terry are sometimes collectively referred to as the "Named Executive Officers").

---------------------------- ---------- ---------------------------------------- --------------------------------- -----------------
                                                                                            Long Term
                                                   Annual Compensation                 Compensation Awards
---------------------------- ---------- ---------------------------------------- --------------------------------- -----------------
                                                                                                     Securities
                                                                                                     Underlying        All Other
Name and Principal                                                 Other Annual    Restricted        Options         Compensation
Position                       Year     Salary ($)    Bonus ($)   Compensation  Stock Awards ($)    (#)(2)(3)            ($)
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
Terry L. Robinson                2005      212,000       55,000         -0-            -0-               -0-             29,434
President and Chief
Executive Officer
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2004      211,000      100,000         -0-            -0-            16,537             27,776
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2003      204,999       52,700         -0-            -0-            10,419             28,282
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------

---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
Susan C. Fonseca Sr. V/P.        2005       90,000       23,000         -0-            -0-               -0-             13,891
Human Resources
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2004       86,583       32,000         -0-            -0-             2,811              6,945
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2003       84,083       20,600         -0-            -0-               -0-              7,278
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------

---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
Kathi Metro Executive V.P.       2005      130,000       38,500         -0-            -0-               -0-             21,634
and Credit Administrator
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2004      125,833       48,000         -0-            -0-             4,465             16,502
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2003      117,399       27,300         -0-            -0-             3,125             17,203
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------

---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
John A. Nerland President        2005      134,000       50,000         -0-            -0-               -0-             19,997
of Solano Bank, Division
of The Vintage Bank
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2004      128,000       63,000         -0-            -0-             7,442             15,973
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2003      119,166       35,600         -0-            -0-               -0-             11,360
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------

---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
Stephanie Rode                   2005       90,000       37,000         -0-            -0-               -0-             14,150
Senior Vice President and
Compliance/Risk Manager of
The Vintage Bank
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2004       76,000       30,000         -0-            -0-             1,984              4,278
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2003       62,000        2,500         -0-            -0-             6,077             13,000
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------

---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
Glen C. Terry President of       2005      155,000       45,000         -0-            -0-               -0-             23,153
The Vintage Bank
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2004      150,000       65,000         -0-            -0-             7,938             19,373
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------
                                 2003      145,833       39,000         -0-            -0-             5,209             19,855
---------------------------- ---------- ------------ ------------ -------------- ----------------- --------------- -----------------

(23) As adjusted for the split effective December 6, 2004 and 5% stock dividends declared through March 31, 2006.

The value of perquisites and other personal benefits are disclosed in other annual compensation if they exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus. No amounts are reported in this column for Mr. Robinson, Ms. Fonseca, Ms. Metro, Mr. Nerland, Ms. Rode, or Mr. Terry since the value of perquisites and other personal benefits did not exceed the reporting threshold.

All other compensation for 2004 includes, for each Named Executive Officers, $250, the value of one share of preferred stock of Vintage Capital Trust, the Vintage Bank's REIT.

All Other Compensation for each year includes contributions to The Vintage Bank's Profit Sharing and Salary Deferral 401(k) Plan. Contributions to the 401(k) Plan for Mr. Robinson were $17,858 in 2005, $15,375 in 2004, and $16,553 in 2003. Contributions to the 401(k) Plan for Ms. Fonseca were $10,507 in 2005, $6,494 in 2004, and $7,147 in 2003. Contributions to the 401(k) Plan for Ms. Metro were $13,392 in 2005, $9,410 in 2004, and $10,382 in 2003. Contributions
to the 401(k) Plan for Mr. Nerland were $13,816 in 2005, $9,625 in 2004, and $5,227 in 2003, and $-0- in 2002. Contributions to the 401(k) Plan for Ms. Rode were $9,836 in 2005, $1,425 in 2004, and $-0- in 2003. Contributions to the Bank's 401(k) Plan for Mr. Terry were $16,142 in 2005, $11,275 in 2004, and $12,705 in 2003. Total contributions to the 401(k) Plan for all Named Executive Officers as a group were $81,551 in 2005, $58,964 in 2004, and $59,688 in 2003.

All Other Compensation for 2005 includes the economic value to Terry L. Robinson, Kathi Metro, and Glen C. Terry of split dollar life insurance death benefits provided by The Vintage Bank pursuant to Endorsement Method Split Dollar Agreements entered into with these executive officers on October 1, 2001. By the terms of the Endorsement Method Split Dollar Agreements a portion of the death benefit of single premium life insurance policies purchased on the lives of the covered executive officers, depending on the age of the executive officer at the time of death, is paid to the executive officers' designated beneficiaries. At all times the bank is entitled to an amount equal to the cash value of the life insurance policies which are the subject of the Endorsement Method Split Dollar Agreements. The economic benefit included in All Other Compensation for the covered executive officers is as follows: $1,613 in 2005, $1,861 in 2004, and $1,439 in 2003; $1,843 in 2005, $630 in 2004, and $600 in
2003,  for Kathi Metro;  and $745 in 2005,  $1,406 in 2004, and $690 in 2003 for
Glen C. Terry. Total economic benefit included in All Other Compensation for all covered executive officers was $4,251 in 2005, $4,286 in 2004, and $3,097. A similar agreement was entered into by John Nerland on February 2, 2006.

The taxable benefit of Mr. Robinson's benefits under the Director Supplemental Retirement Program described in the section of this proxy statement entitled "Compensation of Directors", is included in the amount covered under All Other Compensation in connection with Mr. Robinson's Endorsement Method Split Dollar Agreement.

In 2001, The Vintage Bank paid an aggregate single premium of $2,025,000 to purchase the life insurance policies that are the subject of the Endorsement Method Split Dollar Agreements. In 2005, The Vintage Bank paid a single premium $1,250,000 to purchase the life insurance policy that is the subject of John Nerland's Endorsement Method Split Dollar Agreement.

Management believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of the split dollar plan is believed to be nominal.

All Other Compensation for each year includes the economic benefit of group life insurance coverage in excess of $50,000 for the Named Executive Officers. The amounts included for Mr. Robinson were $963 in 2005, $1,290 in 2004, and $1,250 in 2003. The amounts included for Ms. Fonseca were $234 in 2005, $201 in 2004, and $131 in 2003. The amounts included for Ms. Metro were $399 in 2005, $221 in 2004, and $221 in 2003. The amounts included for Mr. Nerland were $181 in 2005, $148 in 2004, and $133 in 2003. The amounts included for Ms. Rode were $114 in 2005, $53 in 2004, and $13 in 2003. The amounts included for Mr. Terry were $216 in 2005, $442 in 2004, $442 in 2003 and $442 in 2002. The amounts included for all Named Executives as a group were $2,107 in 2005, $2,397 in 2004, and $2,262 in 2003.

Option Grants and Exercises

During fiscal year 2005 no stock options were granted to any of the Named Executive Officers.

The following table shows exercises of stock options during fiscal year 2005 by the Named Executive Officers and the value at December 31, 2005 of unexercised options on an aggregated basis held by each of those persons as adjusted for the 3-for-2 stock split effective December 6, 2004 and for 5% stock dividends declared through March 31, 2006:

    Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values

  --------------------------------------- ------------- --------------------------------- ------------------------------
                                                        Number of Securities Underlying   Value of Unexercised
                                             Value      Unexercised                       In-the-Money Options
                         Shares Acquired    Realized    Options At Fiscal Year-End        at Fiscal Year-End
                         on Exercise (#)      ($)       Exercisable/Unexercisable         Exercisable/Unexercisable
  --------------------------------------- ------------- --------------------------------- ------------------------------

  ------------------------ -------------- ------------- --------------------------------- ------------------------------
  Terry Robinson,               NA             NA       Exercisable for     10,874        Exercisable      $  69,222
  President and CEO                                     Unexercisable for   16,083        Unexercisable    $ 121,989

  ------------------------ -------------- ------------- --------------------------------- ------------------------------

  ------------------------ -------------- ------------- --------------------------------- ------------------------------
  Susan C. Fonseca              NA             NA       Exercisable for    12,127         Exercisable      $ 173,673
  Senior Vice President,                                Unexercisable for   4,085         Unexercisable    $  48,872
  Human Resources
  ------------------------ -------------- ------------- --------------------------------- ------------------------------

  ------------------------ -------------- ------------- --------------------------------- ------------------------------
  Kathi Metro,                 5,276         89,586     Exercisable for     3,796         Exercisable      $  27,400
  Executive Vice                                        Unexercisable for   3,795         Unexercisable    $  27,395
  President and Credit
  Administrator
  ------------------------ -------------- ------------- --------------------------------- ------------------------------

  ------------------------ -------------- ------------- --------------------------------- ------------------------------
  John A. Nerland,              NA             NA       Exercisable for    14,661         Exercisable      $ 150,336
  President of Solano                                   Unexercisable for  11,014         Unexercisable    $ 106,645
  Bank, a Division of
  The Vintage Bank
  ------------------------ -------------- ------------- --------------------------------- ------------------------------

  ------------------------ -------------- ------------- --------------------------------- ------------------------------
  Stephanie Rode                NA             NA       Exercisable for     4,031         Exercisable for     33,827
  Senior Vice President                                 Unexercisable for   4,032         Unexercisable for   33,832
  and Compliance/Risk
  Manager of The Vintage
  Bank
  ------------------------ -------------- ------------- --------------------------------- ------------------------------

  ------------------------ -------------- ------------- --------------------------------- ------------------------------
                              21,106        327,354     Exercisable for     5,705         Exercisable      $ 38,145
  Glen C. Terry,                                        Unexercisable for   7,442         Unexercisable    $ 55,741
  President of The
  Vintage Bank
  ------------------------ -------------- ------------- --------------------------------- ------------------------------

For purposes of calculating the value of unexercised stock options as of December 31, 2005, it is assumed that the fair market value of the shares as of December 31, 2005 was $25.97 per share, as determined by the last reported trade on the Nasdaq National Market System in North Bay common stock on that date, as adjusted for the 5% stock dividend declared through March 31, 2006.

Long Term Incentive Plans - Awards in Last Fiscal Year

There were no transactions in 2005 which require disclosure in a table for long-term incentive plan awards.

Employment Agreement and Termination of Employment and Change of Control Arrangements.

Terry L. Robinson. Effective March 1, 2004, North Bay Bancorp entered into an Employment Agreement with Mr. Robinson as President and Chief Executive Officer of the Company. As a result of the merger of Solano Bank into The Vintage Bank, Mr. Robinson's agreement was amended on March 28, 2005, to provide that he will also serve as Chief Executive Officer of The Vintage Bank. The initial term of the Robinson Agreement continues until the third anniversary after the effective date (March 1, 2007). Unless terminated by Mr. Robinson or the Company, at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis. The agreement provided for an initial base salary of $212,000, and annual adjustments as determined by the Board of Directors in its sole discretion. During 2006, the base salary will be $225,000. Mr. Robinson is also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of Directors, participation in the Company's 401(k) Plan, paid time off in accordance with the Company's Employee Handbook, reimbursement of reasonable business expenses, and automobile allowance of $750 per month.

If Mr. Robinson's employment is terminated by reason of his death, termination by the Company for cause, or resignation, he will be entitled to be paid his salary then in effect through the effective date of termination. If he is terminated without cause, he will be entitled to six months salary.

The agreement provides that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company's assets or an effective change in control of the company, Mr. Robinson's employment is terminated by the Company, without cause, or terminated by him on account of the Company's constructive termination of his employment, he will be entitled to be paid an amount equal to three (3) times his annual salary then in effect plus the average of his incentive compensation for the two most recently completed fiscal years of the Company, increased by an additional amount so that the net amount retained by the executive, after deduction of any federal, state and local income tax, any excise tax and FICA Medicare withholding taxes will equal the total benefits contemplated by the agreement. This amount is payable over a period of thirty-six (36) months following the effective date of the termination of his employment.

The maximum amount payable under Mr. Robinson's employment agreement in connection with any corporate change for the years, 2003, 2004 and 2005 was $668,847, $712,350, and $713,500, respectively.

Kathi Metro. Effective May 1, 2001, North Bay Bancorp entered into an Employment Agreement with Ms. Metro as Executive Vice President and Credit Administrator of the Company. The initial term of the Metro Agreement continues until the third anniversary after the effective date of the agreement. Unless terminated by Ms. Metro or the Company, at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis. The agreement provided for an initial base salary of $107,000 and annual adjustments as determined by the

Board of Directors in its sole discretion. During 2006, the base salary will be $135,000. Ms. Metro is also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of Directors, participation in the Company's 401(k) Plan, 30 days personal time off, reimbursement of reasonable business expenses, and automobile allowance of $500 per month.

John A. Nerland. Effective April 15, 2005, the Employment Agreement between John Nerland and The Vintage Bank expired. Mr. Nerland serves as President of the Solano Bank division of The Vintage Bank, a wholly owned subsidiary of North Bay. On May 23, 2005, the Board of Directors of North Bay approved the renewal of Mr. Nerland's employment for a period of three years and entered into a new Employment Agreement with Mr. Nerland effective as of June 1, 2005. Unless terminated at the end of the third year, or any subsequent year, the agreement will continue on a year-to-year basis. Mr. Nerland's initial base salary will be $134,000 per year with annual adjustments to be determined by the Board of Directors in its sole discretion. For 2006, the base salary will be $150,000. Mr. Nerland will be eligible to receive additional compensation under the terms of an incentive compensation plan adopted by the Board of Directors, participation in the Company's 401(k) Plan, paid time off in accordance with the Company's Employee Handbook, reimbursement of reasonable business expenses, and automobile allowance of $500 per month.

Mr. Nerland's agreement provides that if Mr. Nerland's employment is terminated by reason of his death, termination by the Company for cause, or resignation, he will be entitled to be paid his salary then in effect through the effective date of termination. If he is terminated without cause, he will be entitled to six months salary.

Glen C. Terry. Effective May 1, 2001, Solano Bank entered into an Employment Agreement with Mr. Terry as President and Chief Executive Officer of the Bank. Mr. Terry's agreement was assigned to The Vintage Bank on April 1, 2002. As a result of the merger of Solano Bank into The Vintage Bank, Mr. Terry's agreement was amended on March 28, 2005, to provide that he will serve as President of The Vintage Bank. The initial term of the Terry Agreement continues until the third anniversary after the effective date of the agreement. Unless terminated by Mr. Terry or The Vintage Bank, at the end of the third year, or any subsequent year, the agreement will continue on a year to year basis. The agreement provides for a base salary of $130,000, which will be adjusted annually as determined by the Board of Directors in its sole discretion. During 2006, the base salary will be $165,000. Mr. Terry is also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of Directors, participation in the Company's 401(k) Plan, 20 days annual vacation, reimbursement of reasonable business expenses, and an automobile allowance of $500 per month.

The agreement for each of Ms. Metro, Mr. Nerland, and Mr. Terry provides that if his or her employment is terminated by reason of his or her death, termination by the Company for cause or by his or her resignation, he or she will be entitled to be paid his or her salary then in effect through the effective date of termination. If he or she is terminated without cause, he or she will be entitled to six months salary.

The agreement for each of Ms. Metro, Mr. Nerland, and Mr. Terry also provides that if within one year of the effective date of certain specified corporate changes, including a merger, sale, transfer of the company's assets or an effective change in control of the company, his or her employment is terminated by the Company, without cause, he or she will be entitled to be paid an amount equal to his or her annual salary then in effect plus the average of his or her incentive compensation for the two most recently completed fiscal years of the Company. If the executive has completed five or more years of service at the time of termination, he or she will be entitled to an amount equal to two times his or her annual salary then in effect plus the average of his or her incentive compensation for the two most recently completed fiscal years. This amount is payable over a period of twenty-four (24) months following the effective date of the termination of his or her employment.

The maximum amount payable under Mr. Terry's employment agreement in connection with any corporate change for 2005 was $365,000 and $361,000 for 2004. The maximum amount payable under Ms. Metro's current employment agreement in connection with any corporate change for 2005 was $303,250 and $297,650 for 2004. The maximum amount payable under Mr. Nerland's current employment agreement in connection with any corporate change for 2005 was $183,300 and $64,000 in 2004.

The agreement for each of Mr. Robinson, Ms. Metro, Mr. Nerland, and Mr. Terry also provides that in the event the compensation payable to the executive by reason of a change in control (including without limitation, accelerated vesting of stock options and other compensation payable outside of the agreement) constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code and the executive will be subject to the excise tax imposed by Section 4999 of the Code, then the aggregate compensation payable to the executive will be increased by an additional amount so that the net amount retained by the executive, after deduction of any federal, state and local income tax, any excise tax, and FICA Medicare withholding taxes will equal the total benefits contemplated by the agreement.

Effective November 7, 2005, the Company hired Patrick E. Phelan to serve as Chief Financial Officer of North Bay. On January 23, 2006, the Company's Board of Directors appointed Virginia M. Robbins as Executive Vice President, Chief Operating Officer of the Company and of its wholly-owned subsidiary, The Vintage Bank, effective as of February 10, 2006. The initial base salary for Mr. Phelan is $175,000 per year and the initial base salary for Ms. Robbins is $200,000 per year. Mr. Phelan also received a $10,000 signing bonus. Ms. Robbins also has a $500 per month automobile allowance. Conditioned on approval of the Board of Directors, the Company also plans to grant each of Mr. Phelan and Ms. Robbins incentive stock options for 5,000 shares of the Company's common stock.

Although they do not have a written employment agreement, the Board of Directors has set the 2006 base salaries Senior Vice President/Human Resources Susan C. Fonseca and senior Vice President/Compliance Risk Manager at $95,000 and $120,000, respectively.

Ms. Fonseca, Mr. Phelan, Ms. Robbins, and Ms. Rodes are also eligible to receive additional compensation under the terms of an incentive compensation plan adopted annually by the Board of Directors, participation in the Company's 401(k) Plan, reimbursement of reasonable business expenses, and other benefits generally available to all employees as outlined in the Company's Employee

Handbook including separation pay in the event their employment is terminated on account of a reduction in force, branch closing, or position elimination or displacement by reason of a business combination or sale the amount of which is tied to years of service and position.

Incentive Plan

The Board of Directors has adopted a 2006 Incentive Plan, which includes guidelines and an accrual formula for employee incentive compensation. Under the Plan, incentive payments are discretionary. Management-level employees have incentive compensation "targets" calculated as a percentage of base compensation; the percentage is applicable if a manager attains his or her annual goals and varies depending upon a manager's title and the net income of the Company relative to the budget.

During 2006, the Company will accrue into an incentive "pool" from which incentive payments are made. The amount accrued into the pool varies with the Company's net income. A "fixed" contribution of $500,000 will be accrued to the incentive pool during the year regardless of the Company's net income; this contribution will cover incentives paid to sales personnel who are incented for attaining business development goals. Additional accruals to the pool will be made monthly providing the projected net income for 2006 exceeds $6 million. In 2006, the Company will accrue for total incentive payments of $1.3 million, net of employer payroll taxes, if it attains budgeted net income. Should 2006 net income exceed budgeted net income, 30% of after tax net income in excess of budgeted net income will be accrued to the incentive pool.

Executive Officer Supplemental Executive Retirement Plan

Effective October 1, 2001, The Vintage Bank and Solano Bank entered into Executive Supplemental Compensation Agreements with Terry L. Robinson, Kathi Metro, and Glen C. Terry. A similar agreement was entered into with John Nerland on December 12, 2005. By the terms of these Agreements the covered executive officers will receive a defined cash benefit payable monthly upon retirement upon reaching age 65 (or upon or after age 62 with a reduced benefit), subject to the terms set forth in the executive officer's individual agreement. Benefits under these Agreements vest over five year periods at the rate of 20% per year after five years of service with credit for up to five years of prior service. The defined cash benefit per year for the covered executive officers assuming 100% vesting is as follows: Terry L. Robinson, $120,000; Kathi Metro, $75,000; John Nerland $75,000, and Glen C. Terry, $75,000. Yearly benefits will continue until the death of the executive, subject to forfeiture in the event of unfair competition by the executive with The Vintage Bank prior to commencement of benefits.

Compensation of Directors

The Board of Directors of North Bay has adopted a director compensation plan. Under the plan, Directors of North Bay each receive an annual retainer of $20,000, which is not dependent on the number of meetings attended. In addition the Chairman of the Board of Directors, the Chairman of the Audit Committee, and the Chairman of the Compensation Committee are entitled to additional retainers of $6,000, $5,000, and $3,000, respectively.

Terry L. Robinson,  President,  Chief Executive  Officer and a Director of North
Bay  is  not  eligible  to  participate  in  the  director   compensation  plan.

Additionally, during 2004 each director was granted one share of the preferred stock of Vintage Capital Trust, the Vintage Bank's REIT, valued at $250 per share.

         Director Stock Options

There were no grants of stock options to non-employee directors during 2005.

After giving effect to the stock splits effective October 1, 1997 and December 6, 2004 and stock dividends declared through March 31, 2006, the aggregate number of shares subject to options held by non-employee directors of North Bay Bancorp outstanding as of March 22, 2006 is 193,843. Of this amount options to purchase 139,165 shares are presently exercisable.

         Directors' Deferred Fee Plan

In August 1995, The Vintage Bank established a Deferred Fee Plan for the directors of The Vintage Bank including Mr. Robinson. The Deferred Fee Plan has been adopted by North Bay, and is now available to directors of North Bay and The Vintage Bank. The deferral program, provides for deferral, at the election of each director of annual director fees. The deferral program commences at the time the director elects to participate and continues for a period which continues until the director completes ten years of service and attains retirement age. At the end of the deferral program or earlier in the event of disability, the deferred compensation, including accrued interest, is paid to the director in a lump sum or periodic payments over a specified period of time as selected by the director upon enrollment in the Deferred Fee Plan. If the director terminates his or her relationship with North Bay and/or The Vintage Bank during the Deferred Fee Plan period for reasons other than death or disability, all amounts deferred, including accrued interest, will be paid in the manner selected by the director but accrued interest on the deferred compensation will be calculated at an interest rate that is two-hundred basis points lower than the rate established by North Bay's Board of Directors in accordance with the Deferred Fee Plan.

In the event of death while a member of the Board of Directors, the director's beneficiary will receive the amount that would have been paid to the director had he or she remained in the program and attained his or her specified retirement age.

In 1995 The Vintage Bank paid an aggregate single premium of $1,040,000 to purchase life insurance policies on each director participating in the Deferred Fee Plan to fund its liability for the death benefit. The Vintage Bank owns and is the beneficiary of the policies and earns a rate of return on the invested premiums which is reflected by an increase in the cash value of the policies. The directors participating in the deferred program have no rights in the policies. It is the current policy of the Board of Directors not to purchase additional life insurance policies to fund the death benefit of new directors who subsequently become eligible to participate in the Deferred Fee Plan.

Management of North Bay believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of this deferred compensation program to North Bay is believed to be nominal.

         Director Supplemental Retirement Program

Effective January 1, 1999, The Vintage Bank established a Director Supplemental Retirement Program for the directors of The Vintage Bank including Mr. Robinson and The Vintage Bank's corporate secretary, Wyman G. Smith. Under the program and a retirement policy adopted by The Vintage Bank's Board of Directors, non-employee directors attaining age sixty-five are no longer eligible for re-election to the Board of Directors. Upon attaining retirement age and provided the participant has served on The Vintage Bank's Board of Directors or as an officer of The Vintage Bank for not less than ten years, participants are entitled to receive a defined benefit of $8,500 per year under the program in annual or monthly installments commencing thirty days following their retirement. The benefit is subject to an annual 2% cost of living increase on each anniversary of the commencement of a participant's benefit.

In order to fund its liability under the program and minimize the impact of the program on The Vintage Bank's earnings, in 1998 The Vintage Bank paid an aggregate single premium of $2,462,000 to purchase life insurance policies to fund the retirement and death benefits. The Vintage Bank owns and is the beneficiary of the policies and earns a rate of return on the invested premiums which is reflected by an increase to the cash value of the policies. The directors participating in the program have no rights in the policies other than an endorsement for a portion of the death benefit.

The program also provides that a deceased participant's named beneficiaries will receive a death benefit. On the death of a participant, The Vintage Bank receives a tax-free death benefit sufficient to fully recover all premiums paid on the deceased participant's specific life insurance policy.

In February 2002, the Board of Directors of North Bay approved discontinuation of this program for North Bay, The Vintage Bank and Solano Bank. Discontinuation of the program does not affect the retirement and death benefits of existing program participants.

Management believes that the premium investment, after consideration of the non-taxable nature of earnings on certain insurance investments, produces a higher return than other taxable investments made in the normal course of business. Therefore, the net cost of the program to The Vintage Bank is believed to be nominal.

OTHER INFORMATION REGARDING MANAGEMENT

Management Indebtedness

Certain provisions of the California Financial Code and federal regulations enable state chartered Bank to make loans to officers, directors and employees up to certain specified limits. From time to time The Vintage Bank has made loans to officers, directors and employees in the ordinary course of business. These loans were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing for comparable transactions with other nonaffiliated persons at the time each loan was made, subject to the limitations and other provisions in California and Federal law. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

Certain Business Relationships

Except as described below, there have been no transactions since January 1, 2005 nor are there any currently proposed transactions, to which the Company, or the Bank, was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, nominee as a director, five percent (5%) shareholder or member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest. All such transactions were made in strict accordance with applicable rules and regulations and on substantially the same terms as those available at the time for comparable transactions with disinterested persons.

Mr. Gaw, a Director of the Company and of The Vintage Bank, and Wyman G. Smith, Corporate Secretary of North Bay and The Vintage Bank are members and shareholders of the law firm of Gaw, Van Male, Smith, Myers & Miroglio, a professional law corporation which North Bay, Solano Bank and The Vintage Bank have retained since their organization and propose to retain for specific matters during 2005. During 2005, fees received by the firm for these services totaled $134,877 of which $85,429 was billed to North Bay and $49,448 to The Vintage Bank. North Bay and The Vintage Bank expect to retain the firm's services in 2006.

Reports of Changes in Beneficial Ownership

Based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ending December 31, 2005, Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ending December 31, 2005, and written representations from all reporting persons, all statements required by rules promulgated by the Securities and Exchange Commission under
Section 16 of the Securities Exchange Act of 1934 were timely filed, except for Director Spencer who filed a Form 5 on February 10, 2005, reporting holdings that should have been reported on a Form 3 but were not reported and Chief Financial Officer Phelan who filed a Form 4 on January 10, 2006, reporting a transaction that occurred on December 1, 2005.

                                 PROPOSAL NO. 2

                 APPROVAL OF THE AMENDED AND RESTATED NORTH BAY
                    BANCORP 2002 INCENTIVE COMPENSATION PLAN

Background

     The shareholders are being asked to approve the Amended and Restated North Bay Bancorp 2002 Incentive Compensation Plan (the "Amended and Restated Plan"). The Amended and Restated Plan amends and restates the North Bay Bancorp 2002 Stock Option Plan which was established for the purpose of attracting and retaining key directors, officers and employees and providing incentive for excellence in individual performance.

The Original Plan


On February 25, 2002, the Board of Directors (the "Board") of North Bay Bancorp (the "Company") adopted the North Bay Bancorp 2002 Stock Option Plan (the "Original Plan").

The Original Plan set aside 1,441,724 shares of Company Common Stock (as adjusted for stock splits and stock dividends to date) for which options may be granted to directors, officers, and employees of the Company and its subsidiaries, as well as certain independent contractors providing services to the Company or its subsidiaries. Of this amount, 510,796 shares are subject to presently outstanding stock options and 236,540 shares are available for future grants.

As of March 22, 2006, fifteen (15) non-employee, directors, nine (9) executive officers, and one hundred seventy nine (179) employees of the Company and its subsidiaries were eligible to be granted options under the Original Plan.

The Original Plan provides for the grant of both incentive stock options, as defined in Section 422(b) of the Internal Revenue Code (the "Code") only to employees of the Company and its subsidiaries, and non-statutory stock options (i.e., options which do not meet the requirements of Section 422(b) of the Code) to employees, officers, directors and certain independent contractors providing services to the Company and its subsidiaries.

The Proposed Amended and Restated Plan

On March 27, 2006, the Board, upon the recommendation of its Compensation Committee and subject to approval by the Company's shareholders, amended and restated the Original Plan, effective March 27, 2006, as the "North Bay Bancorp 2002 Incentive Compensation Plan." In addition to certain nonsubstantive changes, the Amended and Restated Plan increases the number of shares of Company Common Stock available for and expands the types of equity-based awards that may be granted.

New Types of Awards. The Amended and Restated Plan permits the grant of stock appreciation rights ("SARs"), restricted stock, performance shares and performance units in addition to grants of incentive stock options and non-statutory stock options. (Incentive and non-statutory stock options, SARs, restricted stock, performance shares and performance units are collectively referred to in this proxy statement as "awards"). A description of each type of award can be found in the following discussion under "Grants, Terms, Conditions and Types of Awards." Awards of SARs, restricted stock, performance shares and performance units may be granted under the Amended and Restated Plan prior to its effective date, provided that the effectiveness of those awards must be contingent on shareholder approval of the Amended and Restated Plan being obtained.

Increase in the Number of Shares of Common Stock Authorized Under the Amended and Restated Plan. The Amended and Restated Plan has also been amended to increase the number of shares of Common Stock available for grant under the Original Plan by 92,664 shares, from 236,540 to 329,204 shares. As a result, the number of shares available for grant under the Amended and Restated Plan when combined with the number of shares of Common Stock currently subject to outstanding options under the Original Plan would equal 840,000 or 20.4% of the current outstanding Common Stock of the Company.

Reason for the Amendments. The Company believes that it is in the best interest of its shareholders to adopt an expanded incentive compensation program which further aligns the interests of participants with those of the shareholders. Accordingly, the Company believes it is necessary to adopt the Amended and Restated Plan so that the Company can offer an incentive compensation program which will be most attractive to current and prospective participants whose long-term employment or association with the Company and its subsidiaries is essential to the Company's business plan. In this regard the Board determined to expand the types of awards to be granted. The additional types of awards, especially restricted share grants, utilize fewer shares than stock options, resulting in less potential shareholder dilution. The additional types of awards also provide the Company with better retention and incentive tools.

Interest of Directors and Executive Officers in Proposal No. 2. While it is contemplated that awards will be granted to directors and executive officers under the Amended and Restated Plan in the future, it is presently not possible to name those directors and executive officers or the amount of awards they may receive. Reference is made to the section entitled "Executive Compensation" in this Proxy Statement for information concerning awards granted and exercised by certain executive officers during the most recent fiscal year and awards outstanding on March 22, 2006 and to the report of the Compensation Committee elsewhere in this Proxy Statement.

Description of the Amended and Restated Plan.

Purpose. The purpose of the Amended and Restated Plan is to enable the Company to attract, retain and motivate key employees, directors and certain independent contractors of the Company and its subsidiaries by providing incentives to expand their proprietary interest in the Company, to increase their efforts on behalf of the Company and its subsidiaries, and to continue their association with the Company and its subsidiaries.

Administration and Amendment of the Amended and Restated Plan. The Amended and Restated Plan provides for administration by the Board or by a committee composed of directors appointed by the Board for this purpose (the "Committee"). The Committee has the responsibility and authority to make all determinations deemed necessary or advisable for administering the Amended and Restated Plan, including, but not limited to, determining which persons are eligible for selection as participants in the Amended and Restated Plan and establishing the terms and conditions to be included in every award under the Amended and Restated Plan.

The Board or the Committee may, from time to time, amend the Amended and Restated Plan or amend any and all agreements evidencing awards granted under the Amended and Restated Plan. An amendment of the Amended and Restated Plan will be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules. Except as provided in the Amended and Restated Plan with respect to adjustment of and changes in the shares, no termination, modification or amendment of the Amended and Restated Plan may, without the consent of the participant to whom an award was previously granted, adversely affect the rights of the participant under the award.

Eligibility for Participation. Awards may be granted under the Amended and Restated Plan to full- or part-time salaried or hourly employees of the Company or any of its subsidiaries, directors, or an officer of the Company who is not a full- or part-time salaried employee of the Company or any of its subsidiaries as well as independent contractors providing services to the Company or any of its subsidiaries. The Board has absolute discretion to determine which directors, officers, employees and independent contractors are eligible to participate in the Amended and Restated Plan. Only employees of the Company or its subsidiaries may be granted incentive stock options under the Amended and Restated Plan.

Number of Shares Subject to Amended and Restated Plan. If Proposal No. 2 is approved, the Company may issue in the aggregate up to 840,000 shares of its Common Stock upon the exercise of awards granted under the Amended and Restated Plan and the Original Plan. In addition, any authorized shares:

     o not issued and available for grant under the Company's 1993 Stock Option Plan on the effective date of the Amended and Restated Plan; and

     o    any  shares   issued  under  the  1993  Plan  that  are  forfeited  or
          repurchased by the Company; or

     o that are issuable upon exercise of options granted under the 1993 Plan that expire or become unexercisable for any reason without having been exercised in full,

will no longer be available for grant and issuance under the 1993 Plan, but will be available for grant and issuance under the Amended and Restated Plan. At no time, however, will the total number of shares issuable upon exercise of all outstanding awards and the total number of shares provided for under any stock bonus or similar plan of the Company exceed thirty percent (30%) of the then-outstanding shares of the Company's Common Stock.

The number of shares available for issuance under the Amended and Restated Plan is subject to adjustment for stock dividends, stock splits and changes into or exchanges for other securities of the Company or of another corporation. In the event of any of these changes in the outstanding Common Stock of the Company, the Board will substitute for or add to each share of Common Stock subject to an award under the Amended and Restated Plan, the number and kind of shares or other securities into which each share will be so changed or exchanged, or to which each share will be entitled, as the case may be. An appropriate like adjustment will be made to the number and kind of shares as to which outstanding awards, or portions thereof then-unexercised, may be exercised. Adjustment in outstanding awards will be made without change in the total price applicable to the unexercised portion of the award and with a corresponding adjustment in the award price per share.

     The Amended and Restated Plan, like the Original Plan, will expire on February 24, 2012 unless terminated earlier by the Board.

     Terminating Events. If and when a Terminating Event is approved by shareholders or otherwise occurs, all awards granted under the Amended and Restated Plan will vest. All participants can exercise the awards then outstanding and not exercised at that time before the consummation of the transaction causing the termination. Alternatively, the Board may provide for the cancellation of those awards in exchange for a cash payment equal to the excess of the fair market value of the stock as of the date of the Terminating Event over the exercise price of the awards.

     Provision may be made in connection with the Terminating Event for the Amended and Restated Plan or awards granted under the Amended and Restated Plan to continue, or for the substitution of those awards with new awards covering stock of a successor corporation or a parent or subsidiary corporation of a successor corporation, solely at the discretion of the successor corporation or parent or subsidiary corporation, with appropriate adjustments as to the number and kind of shares and prices. In that case, the Amended and Restated Plan and awards under the Amended and Restated Plan previously granted will continue in the manner and under the terms so provided.

     The Amended and Restated Plan defines "Terminating Event" as the occurrence of one or more of the following events:

     o the consummation of a plan of dissolution or liquidation of the Company;

     o the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the shareholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation and the individuals who were members of the Board immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least 50% of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation, or (B) the Company is reorganized, merged or consolidated with a corporation in which any shareholder owning at least 50% of the combined voting power of the outstanding voting securities of the
          Company immediately prior to such reorganization, merger or consolidation, owns at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation;

     o the sale of all or substantially all of the assets of the Company to another person; or

     o the acquisition of beneficial ownership of stock representing more than fifty percent (50%) of the voting power of the Company then outstanding by another person.

     Termination of Participant's Service. In the event the Participant's service with the Company or a subsidiary of the Company terminates:

     o As a result of such Participant's death or disability, the term of the award will expire twelve months (or such other period specified in the participant's award agreement) after death or disability but not later than the original expiration date specified in the award agreement.

     o As a result of termination of the participant's service with the Company (by resignation or otherwise) for cause, the term of the award will expire immediately upon termination (notice or advice of which shall subsequently be given by the Company), and thereafter neither the participant nor the participant's estate will be entitled to exercise the award with respect to any shares whatsoever, whether or not after the termination the participant may receive payment from the Company for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice or for other benefits.

     o As a result of termination for any reason other than disability, death or cause, the term of the award will expire three months (or such other period specified in the participant's award Agreement) after such termination, but not later than the original expiration date specified in the award agreement.

The Committee has the authority to prescribe different rules, other than those discussed above, that apply upon the termination of employment of a particular participant. Those rules shall be memorialized in the participant's original or amended award agreement or similar document.

Section 162(m). Section 162(m) of the Code generally limits to $1 million the annual corporate income tax deduction for compensation which is not "performance-based" that is paid to each of the chief executive officer and the four other highest paid executive officers of a publicly-held corporation. The Company intends incentive stock options and non-statutory stock options awarded under the Plan granted with an exercise price at least equal to the fair market value of the stock on the date of grant to qualify for the performance-based exception from the $1 million deduction limitation. In addition, if the Amended and Restated Plan is approved by the shareholders, awards other than options under the Plan are intended to be eligible for treatment as "performance-based" compensation under Section 162(m) of the Code by reason of being conditioned upon one or more of the specific performance criteria described below under "Performance Measures."

Section 409A Compliance. Section 409A of the Code, which was enacted in late 2004, provides that non-qualified deferred compensation plans must meet specified rules relating to the timing of deferral elections, the timing of distributions of the deferred compensation and changes in the form or timing of payments of deferred compensation. Section 409A also imposes limits on the manner in which nonqualified deferred compensation plans may be funded and specifies penalties that will apply to a nonqualified deferred compensation plan that does not meet the rules. While awards granted under the Amended and Restated Plan are intended to be exempt from, or meet the requirements of,
Section 409A of the Code (unless the Board at the time of grant specifically provides that an award is not intended to comply with Section 409A), final guidance under that Section has not been published. If an award is subject to
Section 409A and does not meet the requirements of Section 409A, the participant generally will include in ordinary income in the first year of the failure, any compensation deferred with respect to the award for that year and all previous years (and earnings), to the extent not previously included in income and not subject to a substantial risk of forfeiture. Unless limited by Section 162(m) of the Code, the Company will be entitled to a tax deduction in the same amount and at the same time as an employee recognizes ordinary income. The participant also will be subject to an additional tax of 20% on the amounts required to be included in income, as well as interest at the federal income tax underpayment rate plus 1% on the amounts that would have been included in income if the deferral had been included in the participant's income in the year deferred, or if later, the year the award is no longer subject to a substantial risk of forfeiture.

Grants, Terms, Conditions, and Types of Awards. Awards may be granted at any time and from time to time prior to the termination of the Amended and Restated Plan to those directors, officers, employees of the Company and its subsidiaries, and independent contractors providing services to the Company or its subsidiaries, who, in the judgment of the Board, contribute to the successful conduct of the operation of the Company through their judgment, interest, ability and special efforts. The following is discussion of the types and conditions of the different types of awards that will be available if Proposal No. 2 is approved.

Stock Options. The exercise price under each stock option will not be less than 100% of the fair market value of the Common Stock on the date the award is granted, as that value is determined by the Board or the Committee. In addition, if a participant owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the exercise price of an incentive stock award will not be less than 110 percent (110%) of the fair market value at the time the award is granted.

The purchase price will be paid in full at the time of purchase, plus any income taxes which may then be due and payable, for the number of shares being purchased by:

     o    cash or the equivalent; or

     o subject to the Committee's approval, tender of shares of the Company's Common Stock that have been held by the participant for at least six
          (6) months with a fair market value as of the date of exercise equal to the exercise price; or

     o    by any combination of these methods.

The Committee also has discretion to approve other methods of payment.

Duration and Exercise of Stock Options. Each stock option granted under the Amended and Restated Plan will be exercisable in a manner and at a time, up to but not exceeding ten years from the date the option is granted, as the Board or the Committee will determine at the time the option is granted. If an officer or employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, however, the option term for an incentive option may not exceed five (5) years from the date of grant. Stock options granted under the Amended and Restated Plan will provide that the options granted to employees will vest at a minimum rate of at least 20% per year.

Any portion of an option not exercised will accumulate and can be exercised by the participant at any time prior to the expiration date of the option unless earlier terminated pursuant to the terms of the Amended and Restated Plan.

Options under the Amended and Restated Plan are not transferable in any manner other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor/settlor, or by gift to a member of the participant's immediate family. The options may be exercised, during the lifetime of a participant, only by the participant.

Options granted under the Amended and Restated Plan may also contain any other provisions, which will not be inconsistent with the above terms, as the Board or Committee deems appropriate. No option, however, nor anything contained in the Amended and Restated Plan, will confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries nor limit in any way the right of the Company to terminate his or her employment at any time.

Stock Appreciation Rights. A stock appreciation right or "SAR" is an award that consists of the right to be paid an amount measured by the appreciation in the fair market value of shares of the Company's Common Stock on the date of grant to the date of exercise of the right. SARs may be granted to participants at any time and from time to time as determined by the Committee. Subject to the terms and conditions of the Amended and Restated Plan, the Committee will have complete discretion in determining the number of SARs granted to each participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of a SAR will equal the fair market value of a share of the Company's Common Stock on the date of grant.

SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them. Upon exercise of an SAR, a participant will be entitled to receive payment from the Company in an amount determined by multiplying:

     o The amount by which the fair market value of a share of Company Common Stock on the date of exercise exceeds the grant price of the SAR; by

     o The number of shares of Common Stock with respect to which the SAR is exercised.

The payment upon SAR exercise must be in shares of the Company's Common Stock. Any shares delivered in payment will be deemed to have a value equal to the fair market value of the shares on the date of exercise of the SAR.

Except as otherwise provided in a participant's award agreement, no SAR granted under the Amended and Restated Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a participant's award agreement, all SARs granted to a participant under the Amended and Restated Plan will be exercisable during the participant's lifetime only by such participant.

Restricted Stock. Restricted stock is an award that consists of shares of the Company's Common Stock that may be subject to certain restrictions. Restricted stock may be granted to participants at any time and from time to time as be determined by the Committee. Except as provided in the award agreement, the restricted shares granted under the Amended and Restated Plan may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable period of restriction established by the Committee and specified in the restricted stock award agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the restricted stock award agreement. All rights with respect to the restricted shares granted to a participant under the Plan will be available during such participant's lifetime and prior to the end of the period of restriction only to such participant.

The Committee may impose any other conditions and/or restrictions on any shares of restricted stock granted under the Amended and Restated Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each share of restricted stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing shares of restricted stock in the Company's possession until such time as all conditions and/or restrictions applicable to those shares have been satisfied.

Except as otherwise provided in the award agreement, shares of restricted stock covered by each restricted stock grant made under the Amended and Restated Plan will become freely transferable by the participant after the last day of the applicable period of restriction.

If the Committee so determines, participants holding shares of restricted stock granted under the Amended and Restated Plan may be granted the right to exercise full voting rights with respect to those shares during the period of restriction.

During the period of restriction, participants holding shares of restricted stock granted under the Amended and Restated Plan (whether or not the Company holds the certificate(s) representing the shares) may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. If the grant or vesting of restricted shares granted to a participant is designed to comply with the requirements of the performance-based exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to the restricted shares, such that the dividends and/or the restricted shares maintain eligibility for the performance-based exception.

Performance Units and Performance Shares. Subject to the terms of the Amended and Restated Plan, performance units and/or performance shares awards may be granted to participants in amounts and on any terms, and at any time and from time to time, as determined by the Committee. At the Committee's discretion, each grant of performance units/shares awards will be evidenced by an award agreement that specifies the initial value, the duration of the award, the performance measures, if any, applicable to the award, and such other provisions as the Committee determines which are not inconsistent with the terms of the Amended and Restated Plan.

Each performance unit will have an initial value that is established by the Committee at the time of grant. Each performance share will have an initial value equal to the fair market value of a share of the Company's Common Stock on the date of grant. The Committee will set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of performance units/shares awards that will be paid out to the participant.

Subject to the terms of the Amended and Restated Plan, after the applicable performance period has ended, the holder of performance units/shares awards will be entitled to receive a payout based on the number and value of performance units/shares awards earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Payment of earned performance units/shares awards will be as determined by the Committee and, if applicable, as evidenced in the related award agreement. Subject to the terms of the Amended and Restated Plan, the Committee, in its sole discretion, may pay earned performance units/shares awards in the form of cash or in shares of the Company's Common Stock (or in a combination thereof) that have an aggregate fair market value equal to the value of the earned performance units/shares awards at the close of the applicable performance period. Shares may be delivered subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of awards will be stated in the award agreement pertaining to the grant of the award or the resolutions establishing the award.

Unless otherwise provided by the Committee, participants holding performance units/shares will be entitled to receive dividend units with respect to dividends declared with respect to the shares represented by such performance units/shares. Dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to shares of restricted stock as determined by the Committee.

Except as otherwise provided in a participant's award agreement, performance units/shares awards may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Performance Measures. The general performance measurers, the attainment of which may determine the degree of payout and/or vesting with respect to awards to participants that are designed to qualify for the performance-based exception, provided by Section 162(m) of the Code, to be used for purposes of such grants shall be chosen by the Compensation Committee from among:

         o        Earnings per share (actual or diluted);

         o        Net income (before or after taxes);

         o        Return on average assets;

         o        Return on average equity;

         o        Revenues;

         o        Deposit and/or loan growth;

         o        Efficiency ratio;

         o        Non-interest expense;

         o        Market share; and

         o        Any of the above measures compared to peer or other companies.

Actual performance measures will be chosen by the Compensation Committee. Performance measures may be set either at the Company level, affiliate level, division level, or business unit level. Awards that are designed to qualify for the performance-based exception, and that are held by employees, may not be adjusted upward, provided, however, that the Committee shall retain the discretion to adjust such awards downward.

If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee will have sole discretion to make such changes without obtaining shareholder approval.

         Tax Effects of Plan Participation.

Federal Income Tax Consequences. The following is a summary of the material United States federal income tax consequences of the grant of an award pursuant to the Plan to the Company and to the participants in the Plan. The summary is based on the provisions of the Code and regulations, rulings and judicial decisions as of the date of this proxy statement. Such authorities can change so as to alter the United States federal income consequences discussed below. The following is only a summary of the effect of United States federal income taxation upon participants and the Company with respect to the grant, exercise and settlement of awards under the Amended and Restated Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable and does not discuss special rules which may apply if a participant is subject to Section 16 of the Securities Exchange Act of 1934.

Incentive Stock Options. An employee who is granted an incentive stock option generally does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the employee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and more than one year after exercise of the option (the "holding periods"), the employee will recognize long-term capital gains or losses equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the employee will recognize a capital gain equal to the excess, if any, of his or her sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price or (2) if the sale price is less than the exercise price, the employee will recognize a capital loss equal to the difference between the exercise price and the sale price. The Company ordinarily is entitled to a deduction in the same amount and at the same time as the employee recognizes ordinary income which can occur only when the holding periods are not satisfied.

Non-Statutory Stock Options. A participant does not recognize any taxable income at the time a non-statutory stock option is granted. Upon exercise, the participant generally recognizes ordinary income measured by the excess of the then-fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. The Company is entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon a disposition of such shares by a participant, any difference between the sale price and the fair market value of the shares when income was previously recognized is treated as a long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock. A participant who receives restricted stock will not recognize taxable income at the time of the award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture. The participant's ordinary income is measured as the excess of the fair market value of the Common Stock on the date the shares are no longer subject to a substantial risk of forfeiture over the amount paid for the shares, if any. The participant may accelerate his or her recognition of ordinary income and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the excess of the fair market value of the shares on the date of the award over the amount paid for the shares, if any, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income.

Stock Appreciation Rights. To the extent that a grant of an SAR is exempt from the application of the new rules under Section 409A of the Code because it is granted at fair market value, the grant of SARs under the Plan normally will not result in the recognition of taxable income by a participant. A participant generally will recognize ordinary income in the year of exercise of a SAR in an amount equal to the fair market value of the shares, if any, paid to the participant upon the exercise of the SAR. The ordinary income recognized by an participant will be subject to tax withholding. Unless limited by Section 162(m) of the Code, the Company ordinarily is entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income.

Performance Units and Performance Shares. A participant generally will not recognize taxable income upon the grant or vesting of performance units or shares. Upon payment of cash or shares of the Company's Common Stock based on the number and value of the performance units or shares earned over the performance cycle, a participant generally will recognize as ordinary income an amount equal to the cash and the fair market value of any shares received. The ordinary income recognized by an employee will be subject to tax withholding. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income.

Required Vote and Recommendation

The affirmative vote of a majority of the shares voting at the meeting, assuming a quorum is present, is required to approve the Amended and Restated North Bay Bancorp 2002 Incentive Compensation Plan (formerly the North Bay Bancorp 2002 Stock Option Plan). An abstention or failure to vote shares represented and entitled to vote at the meeting will be treated as a negative vote. The Board recommends that shareholders vote FOR this proposal.

PROPOSAL NO. 3  - RATIFICATION OF INDEPENDENT AUDITORS

The Company's independent Audit Committee has selected and appointed KPMG LLP, independent certified public accountants, to examine the financial statements of the Company for the year ending December 31, 2006. In recognition of the important role of the independent auditor, the Board of Directors has determined that Audit Committee's selection of the independent auditor should be submitted to the shareholders for review and ratification. The Board of Directors expects that a representative of KPMG LLP, will be in attendance at the Annual Meeting and will be provided the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions of shareholders.

KPMG LLP's engagement by North Bay commenced on April 8, 2002. During the fiscal year ended December 31, 2005, KPMG LLP provided professional services in connection with the review of Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2004, preparation for the audit of financial statements of North Bay for the fiscal year ended December 31, 2005, and consultation with North Bay's management regarding year end tax planning.

Audit Fees

The following table itemizes fees billed the Company by KPMG LLP during the fiscal years 2005 and 2004:

------------------------------------- ------------------- ----------------------
                                             2005                 2004
------------------------------------- ------------------- ----------------------
Audit fees: 24                             $157,000             $160,000
------------------------------------- ------------------- ----------------------
Audit related fees:
------------------------------------- ------------------- ----------------------
  Other accounting services 25                    0                    0
------------------------------------- ------------------- ----------------------
Tax fees:
------------------------------------- ------------------- ----------------------
   Tax return preparation                   $37,450               19,780
------------------------------------- ------------------- ----------------------
   Assistance with FTP examination                0                    0
------------------------------------- ------------------- ----------------------
   Tax consultation  26                           0                5,000
------------------------------------- ------------------- ----------------------
All other fees:  27                        $145,000                    0
------------------------------------- ------------------- ----------------------

(24) Services include the audit of the Company's annual financial statement and reviews of financial statements included in the Quarterly Reports on Form 10-Q or services that are normally provided by the accountants in connection with statutory and regulatory filings for engagement.

(25) Services include assurance and related services by the auditor that are reasonable related the performance of the audit or review on the Company's financial statements and are not reported under "Audit Fees."

(26) Services include tax compliance, tax advice and tax planning. Services in 2004 include quarterly review of estimated tax payments.

(27) Services include the audit of internal controls related Section 404 of the Sarbanes-Oxley Act.

Audit Committee's Pre-Approval Policies and Procedures

The services performed by KPMG LLP in 2005 were pre-approved in accordance the pre-approval policy and procedures adopted by the Audit Committee. The policy describes that the Audit Committee approve, in advance, any audit, audit-related and non-audit service provided to the Company by the independent accountants. Additionally the Committee must approve the independent accountants' audit plan and audit services in advance. The Chairman of the Audit Committee has been delegated the authority to approve services up to $50,000 in between meetings, as necessary.

Required Vote and Recommendation

The affirmative vote of a majority of the shares voting at the meeting, assuming a quorum is present, is required to ratify the appointment of KPMG LLP to audit the financial statements of North Bay for the fiscal year ending December 31, 2006. An abstention or failure to vote shares represented and entitled to vote at the meeting will be treated as a negative vote. The Board of Directors recommends that shareholders vote FOR this proposal.

AVAILABILITY OF FORM 10-K

A copy of the Company's 2005 Annual Report on Form 10-K, including financial statements and financial statement schedules required to be filed with the Securities Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, will be furnished without charge to any shareholder upon written request. A copy may be requested by writing Wyman G. Smith, Corporate Secretary, North Bay Bancorp, P.O. Box 2200, Napa, California 94558.

SHAREHOLDER PROPOSALS

The 2007 Annual Meeting of Shareholders will be held on May 10, 2007. December 11, 2006, is the date by which shareholder proposals intended to be presented at the 2007 Annual Meeting must be received by management of the Company at its principal executive office for inclusion in the Company's 2007 proxy statement and form of proxy relating to that meeting. Additionally, with respect to any proposal by shareholders not submitted for inclusion in the Bank's Proxy Statement, if notice of the proposal is not received by February 24, 2007, the notice will be considered untimely, and the Company's proxy holders will have discretionary authority to vote on the proposal.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto and in accordance with their judgment.

Dated:   April 10, 2006,  at Napa, California      For the Board of Directors

                                                   /s/  Wyman G. Smith
                                                   -------------------
                                                   Wyman G. Smith
                                                   Corporate Secretary

                                    EXHIBIT A

                                   North Bay
                                  Bancorp Logo


                             AUDIT COMMITTEE CHARTER

I.   COMMITTEE PURPOSE
     The primary purpose of the Audit Committee (the "Committee") of the Board of Directors of North Bay Bancorp (the "Company") is to oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

II.  COMMITTEE STATEMENT OF POLICY
     The Audit Committee shall provide assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders, regulators and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of financial reports of the Company. Thus, the Audit Committee has the responsibility to maintain free and open communication among the Directors, the independent auditors, the regulators, the internal auditors and the financial Management of the Company and its subsidiary.

III. COMMITTEE COMPOSITION AND MEETINGS
     The Committee shall have a minimum of three (3) members, each of whom shall be a member of the Board of Directors and meet the qualification and independence requirements of the NASDAQ Stock Market, Inc. and applicable law. Members of the Committee shall be appointed by and serve at the discretion of the Board of Directors, which shall also appoint the Committee's Chairman.

     The Committee shall meet regularly as necessary to fulfill its responsibilities. Special meetings may be called by the Chairman of the Committee or the Chairman of the Board. The Committee may also take action by unanimous written consent of its members. The Committee may delegate any of its responsibilities to a subcommittee comprised solely of a member or members of the Committee. At any meeting of the Committee or a subcommittee of the Committee, the presence of one-half of its members then in office shall constitute a quorum for the transaction of business; and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee or subcommittee.

     The Committee may request that any other Director, Officer or employee of the Company or any of the consultants or advisors attend a Committee meeting or meet with any member of the Committee or its advisors. The Committee shall have the authority to retain and terminate, at the Company's expense, legal counsel, accountants or other consultants or advisors, as the Committee determines necessary to carry out its duties. The Committee may meet with any person in executive session, and shall meet in executive sessions as directed below.

                                      -A1-

     The Company shall provide appropriate funding, as determined by the Committee, in its capacity as a Committee of the Board of Directors, for payment of (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services to the Company, (b) compensation to any advisors employed by the Committee as permitted by this Charter, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

IV.  COMMITTEE RESPONSIBILITIES
     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible. Flexibility is needed to best react to changing conditions and to ensure to the Directors, shareholders and regulators that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     A. Independent Registered Public Accountants

     The Committee shall:

     1. Be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged (including resolution of disagreements between Management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm shall report directly to the Committee, all as and to the extent required under applicable rules of the NASDAQ Stock Exchange Market, Inc. or SEC rules;

     2. Approve in advance any audit, audit-related and non-audit services to be provided to the Company by the independent registered public accountants;

     3. Approve in advance registered independent accountants' audit plan and audit services;

     4. Review and confirm the registered independent accountants' independence from the Company, by (a) obtaining from the registered independent accountants a formal written statement delineating all relationships between the registered independent accountants and the Company, consistent with Independence Standards Board Standard 1, (b) discussing with the registered independent accountants any disclosed relationships or services that might impact the registered independent accountants' objectivity and independence and (c) reviewing at least annually fees paid to the registered independent accountants for audit and non-audit services;

     5. Review annually the registered independent accountants' performance and qualification;

     6. Receive from the registered  independent  accountants  timely reports on
     (a) significant accounting policies and practices to be used, (b) alternative treatments of financial information within generally accepted
     accounting   principals   that  have  been  discussed  with  the  Company's

                                      -A2-

     Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accounts and (c) other material written communications between the registered independent accountants and the Company's Management, such as any Management letter or schedule of unadjusted differences;

     7. Review with the registered independent accountants the quality of the Company's accounting and reporting principles and practices, internal controls and any significant issues and risk areas of the Company;

     8.  Review  with  the  registered   independent   accountants   significant
     accounting developments and pronouncements; and

     9. Meet in executive session with a representative of the Company's registered independent auditing firm.

     10. Obtain a report from the registered independent accountant at least annually describing the firm's internal control procedures and any material issues raised by the inspections of the Public Company Accounting Oversight Board.

     B. Internal and Compliance Audit

     The Committee shall:

     1. Review the internal audit, credit administration and credit review functions of the Company and its subsidiary, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors. The internal audit and risk compliance functions shall report directly to the Audit Committee. For operational purposes, on a daily basis the functions shall report to the CEO or his/her designated Officer. Review on a regular basis, the audit and compliance matrix and risk assessment matrix regarding progress with the plans;

     2. Review significant issues raised in the internal audit program, and any matters involving fraud, illegal acts or significant deficiencies in internal controls;

     3. Meet in executive session with the Company's internal audit, compliance and credit review firms.

     4. Review and concur with Management's appointment, termination or replacement of the internal audit, credit administration and credit review outsourcing firms. The Audit Committee has the authorized responsibility to appoint, terminate or replace these firms and personnel;

     5. Review reports received from regulators concerning legal and regulatory matters that may have a material effect on the financial statements and related Company compliance policies, and;

                                      -A3-

     6. Receive from Management, the internal audit and credit administration review firms and the independent auditors' significant risks or exposures and assess the steps Management has taken to minimize such risks to the Company and its subsidiary.

     7. Review the Company's policies with respect to risk assessment and risk management.

     C. Financial Reporting

     The Committee shall:

     1. Review with Management and the independent accountants significant financial reporting issues, among other items recent professional and regulatory pronouncements, revenue recognition, significant reserves, off-balance sheet items, judgment items and risks;

     2. Approve all related-party transactions (as defined by rules of the NASDAQ Stock Market, Inc.) between the Company or any of its subsidiaries and any Company Directors or nominee for Director, Company Executive Officer, beneficial owner of more than five percent (5%) of the Company's outstanding securities or members of the immediate family of any of the foregoing persons;

     3. Review the quarterly financial statements with financial Management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matter required to be communicated to the Committee by the auditors. The Chair of the Committee may act on behalf of the Committee for the purpose of this review;

     4. Review in advance with the Company's Management and independent accountants the quarterly press release reporting the Company's financial results;

     5. Review with the Company's Management and independent accountants the audited financial statements to be included in the Company's Annual Reports on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including the selection, application and disclosure of critical accounting policies and other significant issues and items, and the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committee.

     D. Other Responsibilities

     The Committee shall:

     1. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees regarding questionable accounting or auditing matters;

     2. Review with the Company's General Counsel legal matters that could have a significant impact on the Company's financial statements or results of operations;

                                      -A4-

     3. Approve in advance the engagement of any independent accountants other than the Company's principal independent registered public accountants;

     4. Review at least annually the adequacy of this Charter and recommend to the Board of Directors any proposed changes to this Charter;

     5. Prepare the report of the Committee required to be included in the Company's Annual Proxy Statement;

     6. Review the policies and procedures in effect for considering officers' expenses and prerequisites for the Company and its subsidiary;

     7. The Committee should conduct a self-assessment of its performances in the interest of continuous improvement. This self-assessment should occur at least every two (2) years.

     8. Provide oversight as the Audit Committee for the Corporation's banking subsidiary and, in that regard, the Committee directs, and shall be entitled to rely upon, the risk Management group, Management and independent auditors to identify issues, if any, of significance requiring Committee oversight.

     9. Perform other responsibilities as directed by the Board of Directors.

V.   FREQUENCY OF MEETINGS

     The Audit Committee should meet as a minimum, quarterly.

VI.  COMMITTEE EDUCATION AND ORIENTATION

     Whenever possible, members of the Committee are expected to attend association conferences, meetings and classes for continuing education and exposure to the financial institution business and environment in which the Company operates.

VII. AUDIT COMMITTEE PLAN

     The Committee should develop an annual Audit Committee Plan which is responsive to the primary Audit Committee responsibilities for the review and approval of the Plan by the full Board.


                                      -A5-

                                   Appendix A

[X] PLEASE MARK VOTES                        REVOCABLE PROXY
    AS IN THIS EXAMPLE


     This proxy is solicited on behalf of the Board of Directors and may be revoked prior to the meeting.

                                NORTH BAY BANCORP

The undersigned hereby appoints Terry L. Robinson and Wyman G. Smith, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of North Bay Bancorp held of record by the undersigned on March 22, 2006 , at the annual meeting of shareholders to be held on May 17, 2006 or any adjournment thereof. The undersigned hereby further confers upon the Proxies, and each of them, or their substitute or substitutes, discretionary authority to vote in respect to all other matters which may properly come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of (a) the Notice of Annual Meeting and accompanying Proxy Statement and (b) an Annual Report of the Company for the fiscal year ended December 31, 2005, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy, and by filing this Proxy with the Secretary of the Company, gives notice of revocation.

Please be sure to sign and date this Proxy in the box below.   Date_____________

_________________________________            ___________________________________
Stockholder sign above                         Co-holder (if any) sign above

1. ELECTION OF CLASS B DIRECTORS TO SERVE A THREE YEAR TERM EXPIRING AT THE 2009 ANNUAL MEETING OF SHAREHOLDERS .

NOMINEES

Fred J. Hearn; Thomas F. Malloy; and Thomas Sheldon

         For : ____         Withhold:___      For All Except ____

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:

__________________________________________________

2. PROPOSAL TO APPROVE THE AMENDED AND RESTATED NORTH BAY 2002 INCENTIVE COMPENSATION PLAN

         For ___  Against ___       Abstain ____

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

         For ___  Against ___       Abstain ____

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

This Proxy, when properly executed, will be voted in the manner directed on this proxy card by the undersigned shareholder. If no direction is made, this Proxy will be voted for all of the nominees named on this Proxy Card and their assigned class and for Proposals No. 2 and 3.

--------------------------------------------------------------------------------
Detach above card, sign, date and mail in postage paid envelope provided.


                                      -A6-

                                North Bay Bancorp
                          1190 Airport Road, Suite 101
                             Napa, California 94558

Please sign exactly as your name appears hereon. If shares are held jointly by two or more persons, whether as a community property, joint tenancy or otherwise, both or all of the persons should sign. If shares are held by a corporation, this Proxy should be signed in full corporate name by the President or other authorized officer. If shares are held by a partnership, this Proxy should be signed in partnership name by an authorized person. Executor, administrators or other fiduciaries who execute this Proxy for a shareholder of record should give their full title.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________

____________________________________

____________________________________

                                   APPENDIX B

                                NORTH BAY BANCORP

                        2002 INCENTIVE COMPENSATION PLAN


                  Amended and Restated Effective March 27, 2006

                                TABLE OF CONTENTS


                                                                          Page

Article 1.       Restatement, Objectives, and Duration.......................1

Article 2.       Definitions.................................................1

Article 3.       Administration..............................................5

Article 4.       Shares Subject to the Plan and Maximum Awards...............5

Article 5.       Eligibility and Participation...............................7

Article 6.       Stock Options...............................................7

Article 7.       Stock Appreciation Rights...................................9

Article 8.       Restricted Stock...........................................10

Article 9.       Performance Units and Performance Shares...................11

Article 10.      Performance Measures.......................................12

Article 11.      Rights of Participants.....................................13

Article 12.      Termination of Employee....................................13

Article 13.      Terminating Events.........................................14

Article 14.      Amendment, Modification, and Termination...................14

Article 15.      Withholding................................................15

Article 16.      Successors.................................................15

Article 17.      General Provisions.........................................15

                Article 1. Restatement, Objectives, and Duration

     1.1 The Plan. North Bay Bancorp (the "Company"), a California corporation, adopted the "North Bay Bancorp 2002 Stock Option Plan" (the "Plan"), and its original effective date was February 25, 2002. The Plan, upon its establishment, provided both for the grant of Incentive Stock Options, intended to qualify under Section 422 of the Code, as well as Nonqualified Stock Options.

     Subject to approval by the Company's shareholders, the Plan is renamed the "North Bay Bancorp 2002 Incentive Compensation Plan" and amended and restated effective March 27, 2006 (the "Effective Date") to permit the grant of Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units in addition to grants of Incentive Stock Options and Nonqualified Stock Options. Awards of Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units may be granted under this Plan prior to the Effective Date, provided that the effectiveness of such Awards shall be contingent upon shareholder approval of the Plan, as amended and restated, being obtained.

     1.2 Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the personal interests of Participants to those of the Company's shareholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants.

     The Plan is further intended to provide flexibility to the Company and its Affiliates in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in that success.

     1.3 Duration of the Plan. The Plan shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to
Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award of an Incentive Stock Option be granted under the Plan on or after the tenth
(10th) anniversary of the original effective date (i.e., on or after February 24, 2012).

                             Article 2. Definitions

     Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1 "Affiliate" means any corporation, partnership or limited liability company which controls, is controlled by, or is under common control with, the Company. A corporation, partnership or limited liability company that attains the status of an Affiliate on a date after the original effective date of the Plan shall be considered an Affiliate commencing as of that date.

     2.2 "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

     2.3 "Award Agreement" means a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

     2.4 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.5 "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

     2.6 "Code" means the Internal Revenue Code of 1986, as amended.

     2.7 "Committee" means the committee(s) appointed from time to time by the Company's Board of Directors to administer the Plan. The Committee shall consist of non-employee Directors who are independent directors as defined by Rule 4200(a)(15) of the rules of The Nasdaq Stock Market ("Independent Directors"). The full Board of Directors, in its discretion, may act as the Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee Directors. However Awards to executive officers of the Company must be approved by either the Committee or a majority of Independent Directors. Except with respect to Awards to executive officers or non-employee Directors, the Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, officer or a committee thereof, the term "Committee" as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

     2.8 "Company" means North Bay Bancorp, a California corporation, and any successor thereto as provided in Article 16 hereof.

     2.9 "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, or the date upon which the Company or any of its Affiliates is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m) or any successor statute.

     2.10 "Director" means any individual who is a member of the Board of Directors of the Company or an Affiliate; provided, however, that any Director who is employed by the Company shall be treated as an Employee under the Plan.

     2.11 "Disability" shall have the same meaning as "permanent and total disability" under Section 22(e)(3) of the Code.

     2.12  "Effective  Date"  shall have the  meaning  ascribed  to such term in
Section 1.1 hereof.

     2.13 "Employee" means:

          i. any individual who is a full- or part-time salaried or hourly employee (i.e., paid in accordance with normal payroll procedures) of the Company or of an Affiliate (a "Payroll Employee");

          ii. an officer of the Company who is not a full- or part-time salaried employee of the Company or of an Affiliate;

          iii. a Director; and

          iv. an independent contractor who performs services for the Company or an Affiliate and who is not a Director.

Services as an independent contractor, non-employee officer, or member of the Board of Directors shall be considered employment for all purposes of the Plan, except as provided in Section 5.1.

     2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.


     2.15 "Fair Market Value" shall mean the market price of a Share, determined by the Committee as follows:


          i. If Shares were traded over-the-counter on the date in question but were not traded on the NASDAQ system or the NASDAQ National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Shares are quoted or, if Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          ii. If Shares were traded over-the-counter on the date in question and were traded on the NASDAQ system or the NASDAQ National Market System, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the NASDAQ system or the NASDAQ National Market System;

          iii. If Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          iv. If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     2.16 "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 hereof and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

     2.17 "Insider" shall mean an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     2.18 "Key Employee" shall mean an individual as defined in Code Section 416(i) (but without regard to paragraph (5) thereof) of the Company.

     2.19 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 hereof that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

     2.20  "Option"  means an  Incentive  Stock Option or a  Nonqualified  Stock
Option.

     2.21 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.22 "Participant" means an Employee who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

     2.23 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     2.24 "Performance Share" means an Award granted to a Participant, as described in Article 9 hereof.

     2.25 "Performance Unit" means an Award granted to a Participant, as described in Article 9 hereof.

     2.26 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.

     2.27 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and the rules promulgated thereunder, including a "group" as defined in Section 13(d) thereof and the rules promulgated thereunder.

     2.28 "Restricted Stock" means an Award granted to a Participant pursuant to
Article 8 hereof.

     2.29 "Shares" means shares of the Company's common stock.

     2.30 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 hereof.

     2.31 "Ten Percent Shareholder" means an Employee who at the time an ISO is granted owns Shares possessing more than ten percent of the total combined voting power of all classes of outstanding Shares of the Company or stock of any Affiliate, within the meaning of Code Section 422. For these purposes, an Employee shall be deemed to own the Shares and stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Shares and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Shares or stock with respect to which such Employee holds an Option shall not be counted.


     2.32 "Terminating Event" shall mean the occurrence of any of the following events:

          i. the consummation of a plan of dissolution or liquidation of the Company;

          ii. the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the shareholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation and the individuals who were members of the Board of Directors immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least 50% of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation, or (B) the Company is reorganized, merged or consolidated with a corporation in which any shareholder owning at least 50% of the combined voting power of the outstanding voting securities of the Company immediately prior to such reorganization, merger or consolidation, owns at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation.

          iii. the sale of all or substantially all of the assets of the Company to another Person;

          iv. the acquisition of beneficial ownership of stock representing more than fifty percent (50%) of the voting power of the Company then outstanding by another Person.

     2.33 "Vesting Event" shall mean the approval by the shareholders of the Company of any matter, plan or transaction which would constitute a Terminating Event, or if any Terminating Event occurs without shareholder approval, the occurrence of such Terminating Event.

                            Article 3. Administration

     3.1 General. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time and shall serve as the discretion of the Board of Directors. Except as otherwise provided in the Plan, the Committee shall have the authority to delegate administrative duties to officers of the Company. For purposes of making Awards to Insiders, the Committee shall be comprised solely of two or more members of the Board of Directors who qualify as "independent directors" under Rule 4200(a)(15) of the rules of The Nasdaq Stock Market. For purposes of making Awards to Employees who are Covered Employees but not Insiders, the Committee shall be comprised solely of two or more members of the Board of Directors who qualify as "outside directors" under Section 162(m)(4)(C) of the Code. If the Committee members meet both such qualifications, then one Committee may administer the Plan both with respect to Employees who are Insiders and Employees who are Covered Employees. That Committee may administer the Plan with respect to Employees who are neither Insiders nor Covered Employees.

     3.2 Authority of the Committee. Except as limited by law or by the articles of incorporation or bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power to select those Employees who shall be offered the opportunity to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of the Plan. The Committee shall annually deliver financial statements of the Company to all Participants to whom such delivery is required by Section 260.140.46 of the California Code of Regulations or successor statute or regulation. As permitted by law and the terms of the Plan, the Committee may delegate its authority hereunder. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted hereunder.

     3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.

            Article 4. Shares Subject to the Plan and Maximum Awards

     4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance to Participants under the Plan shall equal 840,000, and the maximum number of Shares that may be granted to any one Participant during a calendar year shall be 100,000. Any Shares covered by an Award (or portion of an Award) granted under the Plan which is forfeited or canceled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Shares reserved for issuance to Participants shall be authorized but unissued Shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

     At no time shall the total number of Shares covered by Awards and the total number of Shares provided for under any stock bonus or similar plan of the Company exceed 30% of the then outstanding Shares of the Company's common stock, calculated in accordance with the conditions and exclusions of Rule 260.140.45 of the California Code of Regulations or any successor statute or regulation.

     In the event that any outstanding Award granted under this Plan, including Substitute Awards, for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Award shall become available for the purposes of this Plan. In addition, any authorized

Shares not issued or subject to outstanding Awards under the Company's 1993 Stock Option Plan (the "Prior Plan") on the original effective date of this Plan and any Shares issued under the Prior Plan that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan.

     4.2 Adjustments in Authorized Shares. Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares that may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

     4.3 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's or any Award's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

     4.4 Substitute Awards. If the Company at any time should succeed to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, Awards may be granted under the Plan in substitution of awards previously granted by such corporation which awards are outstanding at the date of the succession ("Substitute Awards"). The Committee shall have discretion to determine the extent to which such Substitute Awards shall be granted, the persons to receive such Substitute Awards, the number of Shares to be subject to such Substitute Awards, and the terms and conditions of such Substitute Awards which shall, to the extent permissible within the terms and conditions of the Plan, be equivalent to the terms and conditions of the surrendered awards. The terms of such Substitute Awards may be determined by the Committee in its sole discretion, provided however, that the Option Price of any Option that is a Substitute Award shall be an amount such that, in the sole and absolute judgment of the Committee (and if the Substitute Awards are to be ISO's, in compliance with Section 424(a) of the Code), the economic benefit provided by such Substitute Award is not greater than the economic benefit represented by the surrendered award as of the date of the succession.

                    Article 5. Eligibility and Participation

     5.1 Eligibility. Only Employees shall be eligible to participate in this Plan. Only Payroll Employees of the Company or an Affiliate shall be eligible for the grant of ISOs.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award, provided that ISOs shall be awarded only to Payroll Employees.

                            Article 6. Stock Options

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

     6.3 Option Price. Each Award Agreement for Options shall specify the Option Price. The Option Price of an Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant except as otherwise provided in this Section and under Section 4.4. If an ISO is granted to a Ten Percent Shareholder, the Option Price shall be at least 110 percent of the Fair Market Value of the stock subject to the ISO.

     6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided that an ISO must expire no later than the tenth (10th) anniversary of the date upon which the ISO was granted. However, in the case of an ISO granted to a Ten Percent Shareholder, the ISO by its terms shall not be exercisable after the expiration of five years from the date such ISO is granted.

     6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant, provided, however, that:

          i. Upon the occurrence of a Vesting Event, the Option shall become immediately exercisable as to all Shares covered by such Option, whether or not previously vested;

          ii. In the event that a Participant's service as an Employee terminates, the Option shall be exercisable only to the extent the Option was vested as of the date of such termination, unless otherwise specified in the Participant's Award Agreement; and

          iii. Options granted to Payroll Employees other than officers of the Company shall vest at the rate of at least 20 percent of the Shares subject thereto per year over five (5) years from the date of grant of the Option.

     6.6 Payment. Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares.

     Upon the exercise of any Option, the Option Price for the Shares being purchased pursuant to the Option shall be payable to the Company in full either:
(a) in cash or its equivalent; or (b) subject to the Committee's approval, by delivery of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are delivered must have been held by the Participant for at least six (6) months prior to their delivery to satisfy the Option Price); or (c) by a combination of (a) and (b); or (d) by any other method approved by the Committee in its sole discretion. Unless otherwise determined by the Committee, the delivery of previously acquired Shares may be done through attestation. No fractional shares may be tendered or accepted in payment of the Option Price.

     Unless otherwise determined by the Committee, cashless exercises are permitted pursuant to Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).

     Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

     6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

     6.8 Nontransferability of Options. During a Participant's lifetime, the Participant's Options shall be exercisable only by him or her and shall not be transferable. An Option shall not be transferable other than by will or by the laws of descent and distribution, provided, however, that NQSOs may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor/settlor, or by gift to "immediate family", as that term is defined in 17 C.F.R. 240.16a-1(e) or successor statute or regulation thereto.

     6.9 Special Limitation on Grants of Incentive Stock Options. No ISO shall be granted to an Employee under the Plan or any other ISO plan of the Company or its Affiliates to purchase Shares as to which the aggregate Fair Market Value (determined as of the date of grant) of the Shares which first become exercisable by the Employee in any calendar year exceeds $100,000. To the extent an Option initially designated as an ISO exceeds the value limit of this Section or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect. Article 7. Stock Appreciation Rights

     7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.

     Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     The grant price of a SAR shall equal the Fair Market Value of a Share on the date of grant.

     7.2 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.3 Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion.

     7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     7.6 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The amount by which the Fair Market Value of a Share on the date of exercise exceeds the grant price of the SAR; by

          (b)  The number of Shares with respect to which the SAR is exercised.

     The payment upon SAR exercise shall be in Shares. Any Shares delivered in payment shall be deemed to have a value equal to the Fair Market Value on the date of exercise of the SAR.

     7.7 Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

                           Article 8. Restricted Stock

     8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

     8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

     8.3 Transferability. Except as provided in the Award Agreement, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during such Participant's lifetime and prior to the end of the Period of Restriction only to such Participant.

     8.4 Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

     To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

     8.5 Voting Rights. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

     8.6 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

               Article 9. Performance Units and Performance Shares

     9.1 Grant of Performance Units/Shares Awards. Subject to the terms of the Plan, Performance Units and/or Performance Shares Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     9.2 Award Agreement. At the Committee's discretion, each grant of Performance Units/Shares Awards shall be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures, if any, applicable to the Award, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

     9.3 Value of Performance Units/Shares Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares Awards that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

     9.4 Earning of Performance Units/Shares Awards. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares Awards shall be entitled to receive a payout based on the number and value of Performance Units/Shares Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     9.5 Form and Timing of Payment of Performance Units/Shares Awards. Payment of earned Performance Units/Shares Awards shall be as determined by the Committee and, if applicable, as evidenced in the related Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares Awards at the close of the applicable Performance Period. Such Shares may be delivered subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or the resolutions establishing the Award.

     Unless otherwise provided by the Committee, Participants holding Performance Units/Shares shall be entitled to receive dividend units with respect to dividends declared with respect to the Shares represented by such Performance Units/Shares. Such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 hereof, as determined by the Committee.

     9.6 Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares Awards may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

                        Article 10. Performance Measures

     Unless and until the Committee proposes for shareholder vote and the Company's shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

          (a)  Earnings per share (actual or diluted);

          (b)  Net income (before or after taxes);

          (c)  Return on average assets;

          (d)  Return on average equity;

          (e)  Revenues;

          (f)  Deposit and/or loan growth;

          (g)  Efficiency ratio

          (h)  Non-interest expense;

          (i)  Market share; and

          (j)  Any of the above measures compared to peer or other companies.

     Performance measures may be set either at the Company level, Affiliate level, division level, or business unit level.

     Awards that are designed to qualify for the Performance-Based Exception, and that are held by Covered Employees, may not be adjusted upward, provided, however, that the Committee shall retain the discretion to adjust such Awards downward.

     If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

                       Article 11. Rights of Participants

     11.1 Employment. Nothing in the Plan shall confer upon any Participant any right to continue in the Company's or any Affiliate's employ, or as a Director, or interfere with or limit in any way the right of the Company or its Affiliates to terminate any Participant's employment, engagement or directorship at any time.

     11.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     11.3 Rights as a  Shareholder.  Except as provided in Sections 8.5, 8.6 and
9.5 or in an applicable Award Agreement consistent with such Sections, a Participant shall have none of the rights of a shareholder with respect to shares of common stock covered by any Award until the Participant becomes the record holder of such Shares, or the Period of Restriction has expired, as applicable.

                       Article 12. Termination of Employee

     In the event the Participant's service as an Employee terminates:

          i. As a result of such Participant's death or Disability, the term of the Award shall expire twelve months (or such other period specified in the Participant's Award Agreement) after such death or Disability but not later than the original expiration date specified in the Award Agreement.

          ii. As a result of termination of the Employee's employment with the Company (by resignation or otherwise) for cause, the term of the Award shall expire immediately upon such termination (notice or advice of which shall subsequently be given by the Company), and thereafter neither the Employee nor the Employee's estate shall be entitled to exercise the Award with respect to any Shares whatsoever, whether or not after such termination the Employee may receive payment from the Company for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice or for other benefits. For purposes of this Plan, "cause" shall mean an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company or its shareholders, disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company, or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement in any conduct which constitutes unfair competition with the Company, the removal of the Participant from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion reasonably determines to constitute adequate cause for termination of the Participant from service as an Employee. As used in this Paragraph, Company includes Affiliates of the Company.

          iii. As a result of termination for any reason other than Disability, death or cause, the term of the Award shall expire three months (or such other period specified in the Participant's Award Agreement) after such termination, but not later than the original expiration date specified in the Award Agreement.

     Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling an Employee to reemployment in a comparable position by law or rule shall not constitute a termination of employment for purposes of the Plan unless the Employee does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or rule. For purposes of this Article, a "termination" includes an event which causes a Participant to lose his eligibility to participate in the Plan (e.g., an individual is employed by a company that ceases to be a Affiliate). In the case of a consultant, the meaning of "termination" or "termination of employment" includes the date that the individual ceases to provide services to the Company or its Affiliates. In the case of a non-employee Director, the meaning of "termination" includes the date that the individual ceases to be a Director of the Company or its Affiliates.

     Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant's original or amended Award Agreement or similar document.

     An Award that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions or under the terms of the Award shall be forfeited.

                         Article 13. Terminating Events

     Not less than thirty (30) days prior to the occurrence of a Terminating Event, the Committee or the Board shall notify each Participant of the pendency of the Terminating Event. Upon the effective date of the Terminating Event, the Plan shall automatically terminate and all Awards theretofore granted shall terminate, unless provision is made in connection with such transaction for the continuance of the Plan and/or assumption of Awards theretofore granted, or substitution for such Awards with new Awards covering stock of a successor corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Awards shall terminate pursuant to the preceding sentence, all persons shall have the right to exercise the Awards then outstanding and not exercised, whether vested or not, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, unless the Board shall have provided for the cancellation of such Awards in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares as of the date of the Terminating Event over the exercise price of such Awards.


              Article 14. Amendment, Modification, and Termination

     14.1 Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.

     14.2 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

     14.3 Shareholder Approval Required for Certain Amendments. Shareholder approval will be required for any amendment of the Plan that does any of the following: (a) increases the maximum number of Shares subject to the Plan; (b) changes the designation of the class of persons eligible to receive ISOs under the Plan; or (c) modifies the Plan in a manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.


                             Article 15. Withholding

     The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. The Participant may satisfy, totally or in part, such Participant's obligations pursuant to this Section 15 by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options and SARs, (ii) the date of payment, in the case of Performance Units/Shares, and (iii) the expiration of the Period of Restriction in the case of Restricted Stock. Any election made under this
Section 15 may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.

                             Article 16. Successors

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

                         Article 17. General Provisions

     17.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     17.2 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     17.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     17.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     17.5 Listing. The Company may use reasonable endeavors to register Shares issued pursuant to Awards with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.

     17.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.7 No Additional Rights. Neither the Award nor any benefits arising under this Plan shall constitute part of any contract between the Participant and the Company or any Affiliate, and accordingly, subject to Section 14.2, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company for severance payments.

     17.8 Noncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.

     17.9 Governing Law. The Plan and each Award Agreement shall be governed by the laws of California, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers California to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

     17.10  Compliance  with Code  Section  409A.  No Award  that is  subject to
Section 409A of the Code shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with
Section 409A of the Code. Notwithstanding any provision in the Plan to the contrary, with respect to any Award subject to Section 409A, distributions on account of a separation from service may not be made to Key Employees before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).